UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  |X|

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|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to [sec]240.14a-12

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                   PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                        PIONEER FLOATING RATE TRUST (PHD)
                         PIONEER HIGH INCOME TRUST (PHT)
                    PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
               PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 22, 2009

This is the formal agenda for your fund's annual meeting of shareholders.
It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.


To the shareholders of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:


The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, on Tuesday, September 22, 2009 at 2:00 p.m., Eastern time, to consider the following:

1. To elect three Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, two by the holders of Common and Preferred Shares voting together as a single class, and one by the holders of Preferred Shares voting as a separate class and (ii) with respect to Pioneer Diversified High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three year term or until a successor is elected.

2. To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.

3.   To consider any other business that may properly come before the meeting.

Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

Shareholders of record as of the close of business on July 9, 2009 are entitled to vote at the meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 22, 2009: This Notice and the Proxy Statement are available on the internet at [ ].

                              By Order of each Board of Trustees,

                              Dorothy E. Bourassa, Secretary

Boston, Massachusetts
August __, 2009
                              -----------------
                              -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                     20906-00-

                               PROXY STATEMENT OF
                   PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                        PIONEER FLOATING RATE TRUST (PHD)
                         PIONEER HIGH INCOME TRUST (PHT)
                    PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
               PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.


Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services Inc. ("PIMSS") at 1-800-622-3265.


                                 INTRODUCTION


This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern time, on Tuesday, September 22, 2009, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.


This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about [August 3, 2009]. The annual report for each fund for its most recently completed fiscal year previously was mailed to shareholders.


                           WHO IS ELIGIBLE TO VOTE


Shareholders of record of each fund as of the close of business on July 9, 2009 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. With respect to each proposal, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee in Proposal 1 and in favor of the Amended and Restated Management Agreement in Proposal 2. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.


Shareholders of each fund will only vote on proposals relating to their fund.

                                  PROPOSAL 1

                        ELECTION OF BOARD OF TRUSTEES

Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of the fund. All of the nominees for election to each fund's Board currently serve as Trustees of the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three-year term and until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust. Class II Trustees are being submitted to shareholders for election at the meeting for Pioneer Diversified High Income Trust. Class III Trustees are being submitted to shareholders for election at the meeting for each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.


     Each fund's Board of Trustees consists of nine members.

Pioneer Diversified High Income Trust
The terms of the Class II Trustees - Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2009 annual meeting; the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010; the terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman-- expire in 2011.

Pioneer Floating Rate Trust
The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2009 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011.

Pioneer Municipal High Income Trust
The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2009 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011.

Pioneer Municipal High Income Advantage Trust
The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2009 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011.

Pioneer High Income Trust
The terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2009 annual meeting; the terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2010; the terms of the Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011.

Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Holders of the Preferred Shares of each fund that has Preferred Shares outstanding are entitled to elect two trustees of that fund. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares. As noted above, Ms. Piret's term expires at the upcoming 2009 annual meeting. Consequently, holders of Preferred Shares of each fund that has Preferred Shares outstanding will be asked to vote as a separate class at the upcoming 2009 annual meeting.

The following table sets forth the nominees for election, their ages, each nominee's or incumbent Trustee's position(s) with each fund, his or her age, address, principal occupation during the past five years and any other board memberships they hold. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 67 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 53 of the 67 Pioneer Funds. The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

-----------------------------------------------------------------------------------------------------------------------
              Position(s)           Term of
                 Held             Office and                                                      Other Directorships
 Name, Age    With each            Length of                    Principal Occupation(s)              Held by this
and Address      Fund               Service                     During Past Five Years            Trustee or Nominee
-----------------------------------------------------------------------------------------------------------------------
Interested Trustees:
-----------------------------------------------------------------------------------------------------------------------
John F.     Chairman of     Pioneer Diversified      Deputy Chairman and a Director of         None
Cogan, Jr.  the Board,      High Income Trust:       Pioneer Global Asset Management S.p.A.
(83)*       Trustee and     Class III Trustee since  ("PGAM"); Non-Executive Chairman and a
            President       2007. Term expires in    Director of Pioneer Investment
                            2010.                    Management USA Inc. ("PIM-USA");
                            Pioneer Floating Rate    Chairman and a Director of Pioneer;
                            Trust:                   Chairman and Director of Pioneer
                            Class I Trustee since    Institutional Asset Management, Inc.
                            2003. Term expires in    (since 2006); Director of Pioneer
                            2010. Elected by         Alternative Investment Management
                            Preferred Shares only.   Limited (Dublin); President and a
                            Pioneer High Income      Director of Pioneer Alternative
                            Trust: Class II Trustee  Investment Management (Bermuda) Limited
                            since 2002. Term         and affiliated funds; Director of
                            expires in 2010.         PIOGLOBAL Real Estate Investment Fund
                            Elected by Preferred     (Russia) (until June 2006); Director of
                            Shares only.             Nano-C, Inc. (since 2003); Director of
                            Pioneer Municipal High   Cole Management Inc. (since 2004);
                            Income Trust:            Director of Fiduciary Counseling, Inc.;
                            Class I Trustee since    President and Director of Pioneer Funds
                            2003. Term expires in    Distributor, Inc. ("PFD") (until May
                            2010. Elected by         2006); President of all of the Pioneer
                            Preferred Shares only.   Funds; and Of Counsel, Wilmer Cutler
                            Pioneer Municipal High   Pickering Hale and Dorr LLP
                            Income Advantage Trust:
                            Class I Trustee since
                            2003. Term expires in
                            2010. Elected by
                            Preferred Shares only.
-----------------------------------------------------------------------------------------------------------------------
Daniel K.   Trustee and     Pioneer Diversified      Director, CEO and President of Pioneer    None
Kingsbury   Executive       High Income Trust:       Investment Management USA Inc.
(50)*       Vice President  Class I Trustee since    (since February 2007); Director and
                            2007. Term expires       President of Pioneer Investment
                            in 2011.                 Management, Inc. and Pioneer
                            Pioneer Floating         Institutional Asset Management, Inc.
                            Rate Trust:              (since February 2007); Executive Vice
                            Class II Trustee since   President of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                            2007. Term expires       (since March 2007); Director of Pioneer
                            in 2011.                 Global Asset Management S.p.A. (since
                            Pioneer High             April 2007); Head of New Markets
                            Income Trust: Class      Division, Pioneer Global Asset
                            III Trustee since        Management S.p.A. (2000-2007)
                            2007. Term expires
                            in 2011.
                            Pioneer Municipal
                            High Income Trust:
                            Class II Trustee since
                            2007. Term expires
                            in 2011.
                            Pioneer Municipal
                            High Income
                            Advantage Trust:
                            Class II Trustee since
                            2007. Term expires
                            in 2011.

-----------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-----------------------------------------------------------------------------------------------------------------------
David R.    Trustee         Pioneer Diversified      Managing Partner, Federal City Capital    Director of Enterprise
Bock                        High Income Trust:       Advisors (boutique merchant bank) (1997   Community Investment,
(65)                        Class III Trustee since  to 2004 and 2008 - present); and          Inc. (privately-held
                            2007. Term expires in    Executive Vice President and Chief        affordable housing
                            2010.                    Financial Officer, I-trax, Inc.           finance company);
                            Pioneer Floating Rate    (publicly traded health care services     Director of New York
                            Trust:                   company) (2004 - 2007)                    Mortgage Trust (publicly
                            Class I Trustee since                                              traded mortgage REIT);
                            2005. Term expires in                                              and Director of Oxford
                            2010.                                                              Analytica, Inc.
                            Pioneer High Income                                                (privately-held research
                            Trust: Class II Trustee                                            and consulting company)
                            since 2005. Term
                            expires in 2010.
                            Pioneer Municipal High
                            Income Trust:
                            Class I Trustee since
                            2005. Term expires in
                            2010.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class I Trustee since
                            2005. Term expires in
                            2010.

-----------------------------------------------------------------------------------------------------------------------------
Mary K.     Trustee         Pioneer Diversified      President, Bush International, LLC        Director of Marriot
Bush                        High Income Trust:       (international financial advisory firm)   International, Inc.;
(61)                        Class II Trustee since                                             Director of Discover
                            2007. Term expires in                                              Financial Services
                            2009.                                                              (credit card issuer and
                            Pioneer Floating Rate                                              electronic payment
                            Trust:                                                             services); Director of
                            Class III Trustee                                                  Briggs & Stratton Co.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            since 2003. Term                                                   (engine manufacturer);
                            expires in 2009.                                                   Director of UAL
                            Pioneer High Income                                                Corporation (airline
                            Trust: Class I Trustee                                             holding company);
                            since 2002. Term                                                   Director of Mantech
                            expires in 2009.                                                   International
                            Pioneer Municipal High                                             Corporation (national
                            Income Trust:                                                      security, defense, and
                            Class III Trustee since                                            intelligence technology
                            2003. Term expires in                                              firm); and Member Board
                            2009.                                                              of Governors, Investment
                            Pioneer Municipal High                                             Company Institute
                            Income Advantage Trust:
                            Class III Trustee since
                            2003. Term expires in
                            2009.

-----------------------------------------------------------------------------------------------------------------------------
Benjamin    Nominee         Pioneer Diversified      Professor, Harvard University             Trustee, Mellon
M.                          High Income Trust:                                                 Institutional Funds
Friedman                    Class I Trustee since                                              Investment Trust and
(64)                        2008. Term expires in                                              Mellon Institutional
                            2011.                                                              Funds Master Portfolio
                            Pioneer Floating Rate                                              (oversees 17 portfolios
                            Trust:                                                             in fund complex)
                            Class II Trustee since
                            2008. Term expires in
                            2011.
                            Pioneer High Income
                            Trust: Class III
                            Trustee since 2008.
                            Term expires in 2011.
                            Pioneer Municipal High
                            Income Trust:
                            Class II Trustee since
                            2008. Term expires in
                            2011.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class II Trustee since
                            2008. Term expires in
                            2011.

-----------------------------------------------------------------------------------------------------------------------------
Margaret    Trustee         Pioneer Diversified      Founding Director, Vice-President and     None
B.W.                        High Income Trust:       Corporate Secretary, The Winthrop Group,
Graham                      Class I Trustee since    Inc. (consulting firm); and Desautels
(62)                        2007. Term expires in    Faculty of Management, McGill University
                            2011.
                            Pioneer Floating Rate
                            Trust:
                            Class II Trustee since
                            2003. Term expires in
                            2011.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            Pioneer High Income
                            Trust: Class III
                            Trustee since 2002.
                            Term expires in 2011.
                            Pioneer Municipal High
                            Income Trust:
                            Class II Trustee since
                            2003. Term expires in
                            2011.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class II Trustee since
                            2003. Term expires in
                            2011.

-----------------------------------------------------------------------------------------------------------------------------
Thomas J.   Trustee         Pioneer Diversified      Chief Executive Officer, Quadriserv,      None
Perna                       High Income Trust:       Inc. (technology products for securities
(58)                        Class II Trustee since   lending industry) (2008 - present);
                            2007. Term expires in    Private investor (2004 - 2008); and
                            2009.                    Senior Executive Vice President, The
                            Pioneer Floating Rate    Bank of New York (financial and
                            Trust:                   securities services) (1986 - 2004)
                            Class III Trustee since
                            2006. Term expires in
                            2009.
                            Pioneer High Income
                            Trust: Class I Trustee
                            since 2006. Term
                            expires in 2009.
                            Pioneer Municipal High
                            Income Trust: Class III
                            Trustee since 2006.
                            Term expires in 2009.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class III Trustee since
                            2006. Term expires in
                            2009.

-----------------------------------------------------------------------------------------------------------------------------
Marguerite  Trustee         Pioneer Diversified      President and Chief Executive Officer,    Director of New America
A. Piret                    High Income Trust:       Newbury, Piret & Company, Inc.            High Income Fund, Inc.
(61)                        Class II Trustee since   (investment banking firm)                 (closed-end investment
                            2007. Term expires in                                              company)
                            2009.
                            Pioneer Floating Rate
                            Trust:
                            Class III Trustee since
                            2003. Term expires in
                            2009. Elected by
                            Preferred Shares only.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            Pioneer High Income
                            Trust: Class I Trustee
                            since 2002. Term
                            expires in 2009.
                            Elected by Preferred
                            Shares only.
                            Pioneer Municipal High
                            Income Trust:
                            Class III Trustee since
                            2003. Term expires in
                            2009. Elected by
                            Preferred Shares only.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class III Trustee since
                            2003. Term expires in
                            2009. Elected by
                            Preferred Shares only.

-----------------------------------------------------------------------------------------------------------------------------
Stephen K.  Trustee         Pioneer Diversified      Senior Counsel, Sullivan & Cromwell LLP   Director, The Swiss
West                        High Income Trust:       (law firm)                                Helvetia Fund, Inc.
(80)                        Class III Trustee since                                            (closed-end investment
                            2007. Term expires in                                              company)
                            2010.
                            Pioneer Floating Rate
                            Trust:
                            Class I Trustee since
                            2003. Term expires in
                            2010.
                            Pioneer High Income
                            Trust: Class II Trustee
                            since 2002. Term
                            expires in 2010.
                            Pioneer Municipal High
                            Income Trust:
                            Class I Trustee since
                            2003. Term expires in
                            2010.
                            Pioneer Municipal High
                            Income Advantage Trust:
                            Class I Trustee since
                            2003. Term expires in
                            2010.

-----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of each fund's investment adviser and/or certain of its affiliates.

Board Committees
The Board of Trustees for each fund has an Audit Committee, a Governance Committee (formerly, the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

Governance
David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

Nominating
Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret

Valuation
David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

Policy Administration
Mary K. Bush, Margaret B.W. Graham, Thomas J. Perna (Chair) and Stephen K.
West

During the most recent fiscal year for each fund, the Audit, Governance, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                      Pioneer                                            Pioneer
                    Diversified          Pioneer        Pioneer High    Municipal      Pioneer Municipal
                    High Income       Floating Rate        Income      High Income        High Income
                       Trust            Rate Trust      Income Trust      Trust         Advantage Trust
---------------------------------------------------------------------------------------------------------
Audit
Committee

Governance
Committee

Nominating
Committee

Policy
Administration
Committee

Valuation
Committee

Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE Amex listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

     o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

     o Prepare an Audit Committee Report to the extent required by Securities and Exchange Commission ("SEC") to be included in the fund's annual proxy statement and other filings.

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed with the independent auditors by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200 T; and (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2008, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2009 and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2009.

The Audit Committee charter is available on Pioneer's website:
www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Ms. Piret, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

All members of the Nominating Committee are independent under the applicable NYSE and NYSE Amex listing standards relating to closed-end funds, and are not "interested persons", as defined in the 1940 Act, of the fund. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Independent Trustee and makes recommendations regarding the qualifications of such persons to the Governance Committee. The Governance Committee then evaluates any candidate and determines whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and
(v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criterion.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

The Governance Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

For Pioneer High Income Trust, Pioneer Municipal High Income Advantage
Trust and Pioneer Municipal High Income Trust, during each fund's most recent fiscal year, the Board of Trustees held __ meetings. For Pioneer Floating Rate Trust, during the fund's most recent fiscal year, the Board of Trustees held __ meetings. For Pioneer Diversified High Income Trust, during the fund's most recent fiscal year, the Board of Trustees held __ meetings. All of the current Trustees committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

The funds do not have a policy on Trustee attendance at the annual meeting of shareholders. For each fund, one Trustee attended the 2008 annual meeting of shareholders.

The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2009. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2009. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2009. The dollar ranges in this table are in accordance with SEC requirements.

-------------------------------------------------------------------------------------
                                                            Aggregate Dollar Range
                                                            of Equity Securities in
                                                               All Pioneer Funds
                                      Dollar Range of          Overseen or to be
                                     Equity Securities        Overseen by Trustee
   Name of Trustee or Nominee          in each Fund               or Nominee
-------------------------------------------------------------------------------------
INTERESTED TRUSTEE or
NOMINEE
-------------------------------------------------------------------------------------
                                    Over $100,000(1)
                                               $0(2)
John F. Cogan, Jr.                             $0(3)            Over $100,000
                                               $0(4)
                                    Over $100,000(5)
-------------------------------------------------------------------------------------
                                               $0(1)
                                               $0(2)
Daniel K. Kingsbury                            $0(3)            Over $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE or
NOMINEE
-------------------------------------------------------------------------------------
                                               $0(1)
David R. Bock                                  $0(2)            Over $100,000

-------------------------------------------------------------------------------------
                                               $0(3)
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                               $0(1)
                                               $0(2)
Mary K. Bush                                   $0(3)            Over $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                               $0(1)
                                               $0(2)               $50,001 to
Benjamin M. Friedman                           $0(3)                 $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                    $1 to $10,000(1)
                                               $0(2)               $50,001 to
Margaret B. W. Graham                          $0(3)                 $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                               $0(1)
                                               $0(2)
Thomas J. Perna                                $0(3)            Over $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                               $0(1)
                                               $0(2)
Marguerite A. Piret                            $0(3)            Over $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------
                                    $1 to $10,000(1)
                                               $0(2)
Stephen K. West                                $0(3)            Over $100,000
                                               $0(4)
                                               $0(5)
-------------------------------------------------------------------------------------

(1) Shares held in Pioneer High Income Trust
(2) Shares held in Pioneer Municipal High Income Trust
(3) Shares held in Pioneer Municipal High Income Advantage Trust
(4) Shares held in Pioneer Floating Rate Trust
(5) Shares held in Pioneer Diversified High Income Trust

As of December 31, 2008, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredit S.p.A. ("Unicredit") or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees
Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $406,262 and $450,898 in each of 2007 and 2008.

Compliance with Section 16(a) Reporting Requirements
Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under
Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year all filing requirements applicable to such persons were met.

Other executive officers
In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.


   Name, age and
position with each
       fund                    Principal occupation(s)
Dorothy E.          Senior Vice President, General Counsel and
Bourassa (61)       Secretary of PIM-USA; Senior Vice President
Secretary           and General Counsel of Pioneer;
                    Secretary/Clerk of most of PIM-USA's
                    subsidiaries; and Secretary of all of the
                    Pioneer Funds since September 2003
                    (Assistant Secretary from November 2000 to
                    September 2003)
Christopher J.      Vice President and Associate General Counsel
Kelley (44)         of Pioneer since January 2008 and Assistant
Assistant           Secretary of all of the Pioneer Funds since
Secretary           September 2003; Vice President and Senior
                    Counsel of Pioneer from July 2002 to
                    December 2007
Mark E. Bradley     Vice President-Fund Accounting,
(49)                Administration and Controllership Services
Treasurer           of Pioneer; and Treasurer of all of the
                    Pioneer Funds since March 2008; Deputy
                    Treasurer of Pioneer from March 2004 to
                    February 2008; Assistant Treasurer of all of
                    the Pioneer Funds from March 2004 to
                    February 2008; and Treasurer and Senior Vice
                    President, CDC IXIS Asset Management
                    Services from 2002 to 2003
Luis I. Presutti    Assistant Vice President-Fund Accounting,
(44)                Administration and Controllership Services
Assistant           of Pioneer; and Assistant Treasurer of all
Treasurer           of the Pioneer Funds
Gary Sullivan       Fund Accounting Manager - Fund Accounting,
(51)                Administration and Controllership Services
Assistant           of Pioneer; and Assistant Treasurer of all
Treasurer           of the Pioneer Funds
David F. Johnson    Fund Administration Manager - Fund
(29)                Accounting, Administration and
Assistant           Controllership Services since November 2008
Treasurer           and Assistant Treasurer of all of the
                    Pioneer Funds since January 2009; Client
                    Service Manager - Institutional Investor
                    Services at State Street Bank from March
                    2003 to March 2007
Teri W. Anderholm   Chief Compliance Officer of Pioneer since
(49)                December 2006 and of all the Pioneer Funds
Chief Compliance    since January 2007; Vice President and
Officer             Compliance Officer, MFS Investment
                    Management (August 2005 to December 2006);
                    Consultant, Fidelity Investments (February
                    2005 to July 2005); Independent Consultant
                    (July 1997 to February 2005)

Compensation of trustees and officers

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2009. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and
(ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

------------------------------------------------------------------------------------

                                                                Total Compensation
                           Aggregate     Pension or Retirement  from the Fund and
                          Compensation    Benefits Accrued as     Other Pioneer
Name of Trustee          from each Fund  Part of Fund Expenses       Funds(2)
------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)          $500.00*                 $0.00           $31,100.00
                              $500.00**
------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)           $0.00*                  0.00                $0.00
                                $0.00**
------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------
David R. Bock                $1,961.35*                  0.00          $183,314.76
                            $1,772.11**
------------------------------------------------------------------------------------
Mary K. Bush                 $2,099.14*                  0.00          $196,150.01
                            $1,869.21**
------------------------------------------------------------------------------------
Benjamin M. Friedman(3)      $1,452.81*                  0.00          $133,800.01
                            $1,347.56**
------------------------------------------------------------------------------------
Margaret B.W. Graham         $2,251.08*                  0.00          $215,150.01
                            $1,996.00**
------------------------------------------------------------------------------------
Thomas J. Perna              $2,148.47*                  0.00          $204,429.45
                            $1,916.38**
------------------------------------------------------------------------------------
Marguerite A. Piret          $2,426.15*                  0.00          $230,200.01
                            $2,121.96**
------------------------------------------------------------------------------------
Stephen K. West              $1,918.14*                  0.00          $109,527.67
                            $1,733.55**
------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 67 U.S. registered investment portfolios in the Pioneer Funds.
(3) Mr. Friedman became a Trustee on September 22, 2008.

*   Aggregate compensation from Pioneer High Income Trust.
**  Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2009. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust:

-------------------------------------------------------------------------------------
                                                                Total Compensation
                           Aggregate    Pension or Retirement   from the Fund and
                         Compensation    Benefits Accrued as      Other Pioneer
Name of Trustee         from each Fund  Part of Fund Expenses        Funds(2)
-------------------------------------------------------------------------------------
Interested Trustees:
-------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)         $500.00*                 $0.00             $31,100.00
                             $500.00**
-------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)          $0.00*                  0.00                  $0.00
                               $0.00**
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Independent Trustees:
-------------------------------------------------------------------------------------
David R. Bock               $1,000.00*                  0.00            $183,314.76
                           $1,592.08**
-------------------------------------------------------------------------------------
Mary K. Bush                $1,000.00*                  0.00            $196,150.01
                           $1,670.32**
-------------------------------------------------------------------------------------
Benjamin M. Friedman(3)       $875.00*                  0.00            $133,800.01
                           $1,234.19**
-------------------------------------------------------------------------------------
Margaret B.W. Graham        $1,000.00*                  0.00            $215,150.01
                           $1,767.19**
-------------------------------------------------------------------------------------
Thomas J. Perna             $1,000.00*                  0.00            $204,429.45
                           $1,705.35**
-------------------------------------------------------------------------------------
Marguerite A. Piret         $1,000.00*                  0.00            $230,200.01
                           $1,866.74**
-------------------------------------------------------------------------------------
Stephen K. West             $1,000.00*                  0.00            $109,527.67
                           $1,563.27**
-------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 67 U.S. registered investment portfolios in the Pioneer Funds.
(3) Mr. Friedman became a Trustee on September 22, 2008.

* Aggregate compensation from Pioneer Diversified High Income Trust. ** Aggregate compensation from Pioneer Municipal High Income Trust.

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2008. The amounts paid to the Trustees differ due to
(i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.


Pioneer Floating Rate Trust:

------------------------------------------------------------------------------------
                                           Pension or
                                           Retirement
                                        Benefits Accrued
                          Aggregate            as             Total Compensation
                         Compensation     Part of Fund         from the Fund and
Name of Trustee           from Fund         Expenses        Other Pioneer Funds(2)
------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)         $500.00               $0.00               $31,100.00
------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)          $0.00                0.00                    $0.00
------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------
David R. Bock               $2,236.64                0.00              $165,067.92
------------------------------------------------------------------------------------
Mary K. Bush                $2,639.41                0.00              $196,300.00
------------------------------------------------------------------------------------
Benjamin M. Friedman(3)     $1,129.29                0.00               $84,000.00
------------------------------------------------------------------------------------
Margaret B.W. Graham        $2,747.25                0.00              $204,300.00
------------------------------------------------------------------------------------
Thomas J. Perna             $2,548.34                0.00              $189,816.45
------------------------------------------------------------------------------------
Marguerite A. Piret         $3,137.34                0.00              $233,000.00
------------------------------------------------------------------------------------
Stephen K. West             $2,209.18                0.00               $75,116.72
------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 67 U.S. registered investment portfolios in the Pioneer Funds.
(3) Mr. Friedman became a Trustee on September 22, 2008.

Investment adviser and administrator
Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Required vote

In accordance with the Agreement and Declaration of Trust for Pioneer Diversified High Income Trust, the affirmative vote of a plurality of the Common Shares of the fund present in person or by proxy at the meeting at which a quorum exists is required to elect each nominee for Trustee. Ms. Bush, Mr. Perna and Ms. Piret are the current nominees for election to the fund's Board of Trustees. This means that the three nominees receiving the greatest number of votes will be elected as Class II Trustees to the Board of Pioneer Diversified High Income Trust.

In accordance with the Agreement and Declaration of Trust for each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Ms. Bush, Mr. Perna and Ms. Piret are the current nominees for election to each fund's Board of Trustees. Ms. Bush and Mr. Perna are each elected by the holders of Common and Preferred Shares. Ms. Piret is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. For each fund that has issued Preferred Shares, the affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. This means that the three nominees receiving the greatest number of votes will be elected as Class III Trustees to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and Class I Trustees to the Board of Pioneer High Income Trust.

Recommendation

For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Ms. Bush, Mr. Perna and Ms. Piret.

                                  PROPOSAL 2

           TO APPROVE AN AMENDED AND RESTATED MANAGEMENT AGREEMENT
                   WITH PIONEER INVESTMENT MANAGEMENT, INC.


Introduction

You are being asked to approve an amended and restated management agreement ("Amended and Restated Management Agreement") between your fund and its investment adviser, Pioneer. The 1940 Act requires that each management agreement for a fund and any material amendments thereto be approved by the shareholders of the fund in order for it to become effective. At a meeting of the Board of Trustees held on July 14, 2009, and for the reasons discussed below (see "Board Evaluation of the Amended and Restated Management Agreement"), the Trustees, including a majority of the Independent Trustees, approved the Amended and Restated Management Agreements for your fund and recommended its approval by the shareholders of the fund. If the shareholders of a fund do not approve the Amended and Restated Management Agreement, Pioneer will continue to manage the fund pursuant to the terms of the fund's existing management agreement ("Current Management Agreement").

The Trustees recommend that the shareholders vote in favor of this proposal because the Amended and Restated Management Agreement updates the terms of your fund's Current Management Agreement to reflect current industry practices. The Amended and Restated Management Agreement will standardize the terms of the management agreements for all of the funds. Adopting standard terms for all management agreements is expected to streamline the Trustees' approval of management agreements in the future and the Trustees' and management's administration and monitoring of performance of the management agreements. There will be no decrease in services provided by Pioneer and no increase in management fees under any fund's Amended and Restated Management Agreement.

Investment Adviser
Pioneer serves as the investment adviser to each of the funds. Under the Current Management Agreement with each fund, Pioneer regularly provides the fund with investment research, advice and supervision, and furnishes continuously an investment program for the fund. Under the Amended and Restated Management Agreement, if approved, Pioneer will provide the same services and a continuous investment program for each fund. Pioneer is a direct, wholly-owned subsidiary of Pioneer Investment Management USA Inc. and an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds and institutional and other clients. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

The name and principal occupation of the directors and principal executive officer of Pioneer are as set forth below. The principal address of each individual as it relates to his duties at Pioneer is the same as that of Pioneer. No Trustee of any fund, except as noted below, is a director, officer or employee of Pioneer.


---------------------------------------------------
Name and Position      Principal Occupation
with Pioneer
---------------------------------------------------
Daniel K. Kingsbury    Director, CEO and
President, Chief       President of Pioneer
Executive Officer and  Investment Management USA
Director               Inc. (since February
                       2007); Director, CEO and
                       President of Pioneer
                       Investment Management,
                       Inc. and Pioneer
                       Institutional Asset
                       Management, Inc. (since
                       February 2007); Executive
                       Vice President of all of
                       the Pioneer Funds (since
                       March 2007); Director of
                       Pioneer Global Asset
                       Management S.p.A. (since
                       April 2007); Head of New
                       Markets Division, Pioneer
                       Global Asset Management
                       S.p.A. (2000-2007)
---------------------------------------------------

---------------------------------------------------
John F. Cogan, Jr.     Deputy Chairman and a
Director               Director of Pioneer Global
                       Asset Management S.p.A.
                       ("PGAM"); Non-Executive
                       Chairman and a Director of
                       Pioneer Investment
                       Management USA Inc.
                       ("PIM-USA"); Chairman and
                       a Director of Pioneer;
                       Chairman and Director of
                       Pioneer Institutional
                       Asset Management, Inc.
                       (since 2006); Director of
                       Pioneer Alternative
                       Investment Management
                       Limited (Dublin);
                       President and a Director
                       of Pioneer Alternative
                       Investment Management
                       (Bermuda) Limited and
                       affiliated funds; Director
                       of PIOGLOBAL Real Estate
                       Investment Fund (Russia)
                       (until June 2006);
                       Director of Nano-C, Inc.
                       (since 2003); Director of
                       Cole Management Inc.
                       (since 2004); Director of
                       Fiduciary Counseling,
                       Inc.; President and
                       Director of Pioneer Funds
                       Distributor, Inc. ("PFD")
                       (until May 2006);
                       President of all of the
                       Pioneer Funds; and Of
                       Counsel, Wilmer Cutler
                       Pickering Hale and Dorr
                       LLP
---------------------------------------------------

Certain Trustees or officers of the funds also are directors and/or officers of certain of UniCredit S.p.A.'s subsidiaries.

Set forth below are the date of each Current Management Agreement, the date on which the agreement was last approved by the Trustees of the applicable fund, the contractual investment advisory fees payable to Pioneer as investment adviser to the fund and aggregate advisory fees paid to Pioneer during the last fiscal year. The Current Management Agreement for each fund was approved by the sole initial shareholder of the fund prior to public offering of the fund.

-----------------------------------------------------------------
Fund           Date of      Date Last   Fees         Aggregate
               Current      Approved    (calculated  advisory
               Management   by Trustees as a         fees paid
               Agreement                percent per  during the
                                        annum of     last
                                        the fund's   fiscal year
                                        average
                                        daily
                                        managed
                                        assets)
-----------------------------------------------------------------
Pioneer        7/20/2007    11/10/2008  0.85%        $1,645,472
Diversified
High Income
Trust
-----------------------------------------------------------------
Pioneer        12/22/2004   11/10/2008  0.70%        $4,186,099
Floating Rate
Trust
-----------------------------------------------------------------
Pioneer High   4/1/2002     11/10/2008  0.60%        $2,661,283
Income Trust
-----------------------------------------------------------------
Pioneer        7/17/2003    11/10/2008  0.60%        $2,196,502
Municipal
High Income
Trust
-----------------------------------------------------------------
Pioneer        10/15/2003   11/10/2008  0.60%        $2,456,581
Municipal
High Income
Advantage
Trust
-----------------------------------------------------------------

Comparison of Amended and Restated Management Agreement with Current Management Agreements

Set forth below is a general description of the terms of the Amended and Restated Management Agreement and a general comparison with the terms of the Current Management Agreements. A detailed comparison of the terms of the Amended and Restated Management Agreement and the Current Management Agreements is set forth in Exhibit A. You should refer to the copy of the form of Amended and Restated Management Agreement in Exhibit B for the complete terms of the Amended and Restated Management Agreement.

Investment Management Services. The Amended and Restated Management
Agreement of each fund provides that, subject to the supervision of the fund's Trustees, Pioneer regularly provides the fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the fund's portfolio of securities and other investments consistent with the fund's investment objectives, policies and restrictions. Pioneer determines from time to time what securities and other investments will be purchased, retained or sold by the fund and implements those decisions, all subject to the provisions of each fund's governing documents, the 1940 Act and any specific policies adopted by the fund's Trustees. The Current Management Agreement for each fund requires that Pioneer provide management services of the same nature and scope as the services to be provided to the fund under the Amended and Restated Management Agreement.

Under the Amended and Restated Management Agreement, Pioneer is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described in the Amended and Restated Management Agreement, Pioneer will seek the best execution available in the selection of brokers and dealers and the placing of orders for the fund. In assessing the best execution available for any transaction, Pioneer may consider factors it deems relevant, including the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). Subject to applicable law, Pioneer may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the fund and/or the other accounts over which Pioneer or its affiliates exercise investment discretion. Pioneer is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if Pioneer determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by that broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that Pioneer and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreements contain similar provisions.

The Amended and Restated Management Agreement provides that Pioneer will provide advice and recommendations with respect to other aspects of the business and affairs of the fund, and exercise voting rights, rights to consent to corporate action and any other rights pertaining to the fund's portfolio securities, subject to such direction as the Trustees may provide, and will perform such other functions of investment management and supervision as may be directed by the Trustees. The Current Management Agreements do not contain similar provisions, but Pioneer currently provides to the funds services of the types described in the preceding sentence.

The Amended and Restated Management Agreement contains a clarification, not included in the Current Management Agreements, that Pioneer shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent employed by the fund to perform such functions.

Fees. Under the Current Management Agreement for each fund, the fund pays Pioneer, as compensation for its services, a fee computed at an annual rate as shown above. The fee payable by each fund under the Amended and Restated Management Agreement will be computed at the same annual rate. There is no change in the fee payable by any fund under the Amended and Restated Management Agreement. However, as discussed below, certain changes that would standardize the terminology of the management fee provision are proposed.

Under each Current Management Agreement, the fund pays Pioneer a fee based on the fund's "managed assets." The definition of "managed assets" in each Current Management Agreement is slightly different. The Amended and

Restated Management Agreement provides a uniform definition of "managed assets" most similar to the definition used in the Current Management Agreement for Pioneer Diversified High Income Trust.

In addition, each Current Management Agreement, other than the Current Management Agreement for Pioneer High Income Trust, provides that the fee is to be based on the fund's average daily "managed assets." The Current Management Agreement for Pioneer High Income Trust provides for the fee to be based on the average weekly "managed assets." The Amended and Restated Management Agreement provides for each fund's management fee to be based on the fund's average daily "managed assets".

A comparison of the current and proposed definitions of "managed assets" is set forth in Exhibit A. The proposed changes to the definition of "managed assets" would not increase the management fee paid by any fund.

Payment of Expenses. Each Current Management Agreement provides that Pioneer will pay or reimburse the applicable fund for all expenses not specifically assumed by the fund in the Current Management Agreements where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund, and that the fund will assume and pay for certain charges and expenses of the fund, including without limitation accounting, pricing and appraisal services, charges and expenses of auditors, the custodian, transfer agent, plan agent, dividend disbursing agent or registrar, taxes, insurance premiums, registration fees, expenses of shareholders' and Trustees' meetings, costs of printing and distributing prospectuses, notices, proxies and reports, listing fees and brokers' and underwriting commissions.

The Amended and Restated Management Agreement requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the Amended and Restated Management Agreement, and states that, except as specifically indicated therein, Pioneer is not responsible for any of the fund's ordinary or extraordinary expenses. Pioneer also serves as each fund's administrator pursuant to a separate agreement, and concurrently with execution of the Amended and Restated Management Agreement, Pioneer will enter into an amended and restated administration agreement with the fund. The amended and restated administration agreement will provide that Pioneer will pay or reimburse each fund for all expenses not specifically assumed by the fund under that agreement, and that the fund will assume and pay for charges and expenses of the fund to the same extent the fund pays charges and expenses under the applicable Current Management Agreement. If the Amended and Restated Management Agreement had been in effect for any fund for the last two years in lieu of the Current Management Agreement, expenses paid by the fund would have been the same as the actual expenses paid by the fund under its Current Management Agreement. Pioneer will continue to be obligated to pay or reimburse fund expenses not specifically assumed by the fund, but pursuant to the amended and restated administration agreement rather than pursuant to the Amended and Restated Management Agreement. Unlike the Amended and Restated Management Agreement, the administration agreement may be entered into, and subsequently amended, by agreement of the administrator and the Trustees, without shareholder approval. Consequently, one effect of moving the expense reimbursement/payment obligations from the management agreement to the amended and restated administration agreement will be to authorize the Trustees to reallocate expense payment obligations to the funds without shareholder approval.

The Current Management Agreement for each fund requires Pioneer to pay or reimburse the fund for any compensation paid by the fund to Trustees or officers who are affiliated with or "interested persons" (as defined in the 1940 Act) of Pioneer. The Amended and Restated Management Agreement states that Pioneer will pay or reimburse the fund for compensation paid to the Trustees who are affiliated persons of Pioneer and officers of the fund as such, except as the Trustees may decide. The funds will continue to be responsible for the payment of compensation to the Independent Trustees.

The Amended and Restated Management Agreement acknowledges that Pioneer may provide other services, such as administrative services, to a fund pursuant to separate contracts approved by the Trustees and receive compensation for such services as specified in the contracts. The Current Management Agreements do not explicitly address the provision of additional services.

Investment Subadvisers. The Amended and Restated Management Agreement authorizes Pioneer or a fund to enter into contracts with investment subadvisers (including affiliates of Pioneer). Pioneer is not accountable to the fund or shareholders for any loss or liability relating to specific investments selected by the subadviser. The Current

Management Agreements contain similar provisions. If Pioneer contracts with a subadviser, as permitted under the Amended and Restated Management Agreement, Pioneer would pay the subadvisory fees, unless the Trustees agree otherwise.

Potential Conflicts of Interest. The Amended and Restated Management Agreement specifically provides that personnel of Pioneer, even if serving the fund as a Trustee, officer or employee, may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Pioneer may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The Current Management Agreements contain similar provisions but do not specifically address the ability of any Pioneer director, officer or employee to engage in any other business or render services of any kind. Pioneer's Code of Ethics, which remains in effect, states Pioneer's policy that advisory persons and others subject to the Code of Ethics must conduct themselves in such a manner as to avoid any actual or potential conflict of interest with any client of Pioneer.

The Amended and Restated Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the fund and one or more other accounts of Pioneer are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by Pioneer. Such transactions may be combined, in accordance with applicable laws and regulations, consistent with Pioneer's policies and procedures as presented to each fund's Trustees from time to time. The Current Management Agreement for each fund also authorizes Pioneer to aggregate securities sold or purchased for the fund and other clients of Pioneer, to the extent permitted by law, to obtain the best execution. In such cases, Pioneer allocates the securities, as well as related expenses, in a manner it considers the most equitable and consistent with its fiduciary obligations.

Limitation on Liability. The Amended and Restated Management Agreement states that Pioneer assumes no responsibility other than to render the services called for by the agreement, in good faith, and that Pioneer will not be liable for any loss or other liability arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. This limitation of liability applies to affiliates, partners, shareholders, directors, officers and employees of Pioneer and its affiliates who may perform services for the fund contemplated by the Amended and Restated Management Agreement. None of Pioneer nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Amended and Restated Management Agreement. The Current Management Agreements state that Pioneer will not be liable for any error of judgment or mistake of law or any loss incurred by reason of the adoption of any investment policy or the purchase, sale or retention of any security or any recommendation of Pioneer, except that Pioneer is not protected against liability to the fund or its shareholders by reason of its willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the agreement. The Current Management Agreements do not explicitly limit the liability of affiliates, partners, shareholders, directors, officers and employees of Pioneer.

Term and Continuance. Each Current Management Agreement has been in effect for an initial term and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. Accordingly, each Current Management Agreement will terminate on December 31, 2009 unless its continuance for another year is approved in accordance with the 1940 Act prior to December 31, 2009. If approved by a fund's shareholders, the fund's Amended and Restated Management Agreement also will terminate on December 31, 2009, unless its continuance for another year is approved in accordance with the 1940 Act prior to December 31, 2009. Thereafter, if not terminated, the Amended and Restated Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not interested persons of a party to the Amended and Restated Management Agreement.

Termination. The Amended and Restated Management Agreement may be terminated with respect to a fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the fund, upon not more than sixty (60) days' and not less than thirty (30) days' written notice to Pioneer, or by Pioneer upon not less than sixty (60) days' written notice to the fund. The Amended and Restated Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Current Management Agreements may be terminated by the Board or Pioneer on sixty (60) days' notice, and terminate automatically upon assignment.

Board Evaluation of the Amended and Restated Management Agreement
At meetings held on May 16, 2009 and July 14, 2009, the Trustees considered whether to approve an Amended and Restated Management Agreement between Pioneer and each fund. Based on their evaluation of the information provided by Pioneer, including the information provided by Pioneer in connection with the Trustees' most recent approval of the continuation of the Current Management Agreement for each fund, the Trustees, including the Independent Trustees voting separately, unanimously approved the Amended and Restated Management Agreement for each fund.

In March 2008, the Trustees agreed on, among other things, an overall approach and timeline for the process by which they would evaluate the continuation of the Current Management Agreements. In July 2008, the Trustees approved the format of the contract renewal materials and submitted their formal request to Pioneer to furnish information necessary to evaluate the terms of the Current Management Agreements. The contract renewal materials were provided to the Trustees in August 2008. After reviewing and discussing the materials, the Trustees submitted a request for additional information to Pioneer in September, and materials were provided in response to this request later that month. Meetings of the Independent Trustees were held in September and October 2008 to review and discuss the contract renewal materials. At a meeting held on November 11, 2008, based on their evaluation of the information provided by Pioneer, the Trustees of each fund, including the Independent Trustees voting separately, unanimously approved the continuation of the Current Management Agreement for the fund. At meetings held on May 16, 2009 and July 14, 2009, the Trustees considered the terms of the Amended and Restated Management Agreement and considered, for each fund, the differences between the Amended and Restated Management Agreement and the Current Management Agreement in effect for the fund.

In considering the continuation of the Current Management Agreements and the approval of the Amended and Restated Management Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to continue the Current Management Agreements or approve the Amended and Restated Management Agreement.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services provided by Pioneer to each fund under the Current Management Agreement for the fund and that would continue to be provided by Pioneer to the fund under the Amended and Restated Management Agreement, taking into account the investment objective and strategy of the fund and the information related to the fund provided to the Trustees at each regularly scheduled meeting. The Trustees reviewed the terms of the Current Management Agreement and the Amended and Restated Management Agreement. The Trustees also reviewed Pioneer's investment approach for each fund and its research process. They noted that, like the Current Management Agreement, the Amended and Restated Management Agreement would terminate on December 31, 2009 unless it was continued in accordance with the 1940 Act. The Trustees also considered the resources of Pioneer and the personnel of Pioneer who provide and would continue to provide investment management services to each fund, as well as Pioneer's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that Pioneer provided to each fund under the Current Management Agreement for the fund and that Pioneer would continue to provide to the fund under the Amended and Restated Management Agreement and that, as administrator, Pioneer would continue to be responsible for the administration of the fund's business and other affairs. It was noted that Pioneer supervises and monitors the performance of each fund's service providers and provides each fund with personnel (including officers) as are necessary for the fund's operations. The Trustees considered the fees paid to Pioneer for the provision of such services.

Based on these considerations, with respect to each fund, the Trustees concluded that the nature, extent and quality of services that Pioneer would continue to provide to the fund under the Amended and Restated Management Agreement were satisfactory and consistent with the terms of the Amended and Restated Management Agreement.

Performance of the Fund. The Trustees considered the performance results of each fund over various time periods. They reviewed information comparing each fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. ("Morningstar"), an independent provider of investment company data, and with the performance of the fund's benchmark index. The Trustees considered each fund's annualized total return relative to the total returns of its peer group.

The Trustees concluded that the investment performance of each of Pioneer Diversified High Income Trust and Pioneer High Income Trust was satisfactory.

The Trustees noted that Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust each underperformed relative to its respective peer group and benchmark index. The Trustees discussed the reasons for each fund's underperformance with Pioneer, and believed each fund's performance was materially affected by the unfavorable market conditions. The Trustees agreed that they would continue to monitor closely the performance of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.

The Trustees noted that Pioneer Floating Rate Trust underperformed relative to its peer group and benchmark index. Because the Trustees determined not to renew the sub-advisory agreement that had been in effect for the fund, they also considered the performance of another fund managed by Pioneer with similar investment objectives and strategies as the fund. The Trustees noted that the other fund managed by Pioneer with similar investment objectives and strategies as the fund did not employ leverage and the impact that the fund's leverage had on the fund's performance results. The Trustees concluded that the investment performance of the other fund managed by Pioneer with similar investment objectives and strategies as the fund was satisfactory.

Management Fee and Expenses. The Trustees considered information on the fees and expenses of each fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC ("Strategic Insight"), an independent third party.

In considering the continuation of the Current Management Agreements, the Trustees considered each fund's management fee for the twelve months ended June 30, 2008 relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered each fund's expense ratio for the twelve months ended June 30, 2008 relative to those of its Strategic Insight peer group.

With respect to each fund, the Trustees concluded that the management fee payable by the fund to Pioneer was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that each fund's expense ratio was reasonable, taking into account the size of the fund, the quality of services provided and to be provided by Pioneer and the investment performance of the fund.

Profitability. In considering the continuation of the Current Management Agreements, the Trustees reviewed information provided by Pioneer regarding the profitability of Pioneer with respect to the advisory services provided by Pioneer to each fund, including the methodology used by Pioneer in allocating certain of its costs to the management of each fund. The Trustees also considered Pioneer's profit margin in connection with the overall operation of each fund. They further reviewed the financial results realized by Pioneer and its affiliates from non-fund businesses. The Trustees considered Pioneer's profit margins with respect to each fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that, with respect to each fund, Pioneer should be entitled to earn a reasonable level of profit for the services provided to the fund. The Trustees concluded that Pioneer's profitability with respect to the management of each fund was not unreasonable.

Economies of Scale. In considering the continuation of the Current Management Agreements, the Trustees considered the extent to which Pioneer may realize economies of scale or other efficiencies in managing and supporting each fund. Since each fund is a closed-end fund and its size is relatively stable at the level of assets that were anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

Other Benefits. The Trustees also considered the character and amount of fees paid or to be paid by each fund for services provided by Pioneer and its affiliates. In considering the continuation of the Current Management Agreements, the Trustees further considered the revenues and profitability of

Pioneer's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between Pioneer and the fund.

The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Trustees also based their decisions on the foregoing considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Trustee attributed different weights to the various factors.


Other Service Providers
Pioneer Investment Management Shareholder Services, Inc., (PIMSS) 60 State Street, Boston, Massachusetts 02109, acts as shareholder servicing and transfer agent for the funds. PIMSS has retained American Stock Transfer & Trust Company to provide sub-transfer agent and sub-dividend dispersing agent services for the funds.

Pioneer also has entered into an administration agreement with each fund, pursuant to which certain accounting, administration and legal services are performed by Pioneer.

Princeton Administrators, LLC (Princeton) provides certain administrative and accounting services to each fund. Princeton receives a monthly fee at an annual rate of 0.07% of the average daily value of each fund's managed assets up to $500 million and 0.03% of average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

Additional Information
The table set forth below shows amounts, other than management fees, paid to Pioneer and to affiliates of Pioneer during the most recent fiscal year by each fund for the services noted therein. There were no other material payments by any fund to Pioneer or any of its affiliates during that period. No other person served as manager to any fund during that period.

-----------------------------------------------------------------
Fund            Administration   Transfer        Fiscal Year End
                Fees             Agency and
                                 Shareholder
                                 Service Fees
-----------------------------------------------------------------
Pioneer         $188,855         $61,243         4/30/09
Diversified
High Income
Trust
-----------------------------------------------------------------
Pioneer         $482,974         $60,390         11/30/08
Floating Rate
Trust
-----------------------------------------------------------------
Pioneer High    $115,790         $68,304         3/31/09
Income Trust
-----------------------------------------------------------------
Pioneer         $359,742         $38,031         4/30/09
Municipal High
Income Trust
-----------------------------------------------------------------
Pioneer         $394,437         $40,311         3/31/09
Municipal High
Income
Advantage Trust
-----------------------------------------------------------------

Pioneer provides investment management services to other funds that may have investment objectives and policies similar to those of certain of the funds. The table set forth as Exhibit C lists such other funds advised by Pioneer, the net assets of those funds and the management fees payable by each fund to Pioneer as a percentage of its average daily net assets.

Required Vote

To become effective with respect to a particular fund, the Amended and Restated Management Agreement must be approved by a "1940 Act Majority Vote" of the outstanding voting securities of Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together or as a single class. A "1940 Act Majority Vote" of the outstanding voting securities of a fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the fund that are present at the meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the fund.

If the required approval for Proposal 2 is not obtained with respect to a fund, the Current Management Agreement for that fund will continue in effect. If Proposal 2 is approved with respect to a fund, the Amended and Restated Management Agreement will go into effect on October 1, 2009.

Recommendation

For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR the proposal to approve the Amended and Restated Management Agreement.

                             AUDITOR INFORMATION

Each fund's Board of Trustees has selected Ernst & Young LLP as the independent registered public accounting firm for the fund.

Audit fees

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the audit Committee of each fund pursuant to Regulation S-X.

------------------------------------------------------------------------------------------
                                              For the fiscal year    For the fiscal year
                                                ended 3/31/2009        ended 3/31/2008
------------------------------------------------------------------------------------------
Pioneer High Income Trust                             $59,242.00             $55,650.00
------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust         $59,242.00             $55,650.00
------------------------------------------------------------------------------------------
                                              For the fiscal year    For the fiscal year
                                                ended 4/30/2009        ended 4/30/2008
------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                 $49,590.00             $49,590.00
------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                   $59,242.00             $55,650.00
------------------------------------------------------------------------------------------
                                              For the fiscal year    For the fiscal year
                                                ended 11/30/2008      ended 11/30/2007
------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                          $101,642.00             $62,840.00
------------------------------------------------------------------------------------------

Audit-related fees

The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.


------------------------------------------------------------------------------------------
                                              For the fiscal year    For the fiscal year
                                                ended 3/31/2009        ended 3/31/2008
------------------------------------------------------------------------------------------
Pioneer High Income Trust                              $9,652.00          $9,285.00
Pioneer Municipal High Income Advantage Trust          $9,652.00          $9,652.00
                                              For the fiscal year    For the fiscal year
                                                ended 4/30/2009        ended 4/30/2008
Pioneer Diversified High Income Trust                      $0.00              $0.00
Pioneer Municipal High Income Trust                    $9,652.00          $9,285.00
                                              For the fiscal year    For the fiscal year
                                                ended 11/30/2008       ended 11/30/2007
Pioneer Floating Rate Trust                            $9,652.00          $9,285.00

Tax fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.


------------------------------------------------------------------------------------------
                                              For the fiscal year    For the fiscal year
                                                ended 3/31/2009        ended 3/31/2008
------------------------------------------------------------------------------------------
Pioneer High Income Trust                              $8,290.00          $7,820.00
Pioneer Municipal High Income Advantage Trust          $8,290.00          $7,820.00

                                              For the fiscal year    For the fiscal year
                                                ended 4/30/2009        ended 4/30/2008
Pioneer Diversified High Income Trust                  $8,290.00          $7,820.00
Pioneer Municipal High Income Trust                    $8,290.00          $7,820.00
                                              For the fiscal year    For the fiscal year
                                                ended 11/30/2008       ended 11/30/2007
Pioneer Floating Rate Trust                            $8,290.00         $7,820.00

All other fees

There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2009 and 2008, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2009 and 2008, for Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal year ended April 30, 2009, for Pioneer Diversified High Income Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended November 30, 2008 and 2007, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approval service subcategories set forth above must specifically be approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and
(b) all non-audit services to be provided by the fund's independent public accounting firm to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Pioneer and any Covered Service
Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.


                                              For the fiscal year    For the fiscal year
                                                ended 3/31/2009        ended 3/31/2008
------------------------------------------------------------------------------------------
Pioneer High Income Trust                             $17,942.00         $17,942.00
Pioneer Municipal High Income Advantage Trust         $17,942.00         $17,942.00
                                              For the fiscal year    For the fiscal year
                                                ended 4/30/2009        ended 4/30/2008
Pioneer Diversified High Income Trust                 $17,942.00          $8,290.00
Pioneer Municipal High Income Trust                   $17,942.00         $17,942.00
                                              For the fiscal year    For the fiscal year
                                                ended 11/30/2008       ended 11/30/2007
Pioneer Floating Rate Trust                           $17,942.00        $17,942.00

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.


Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.


                     INFORMATION CONCERNING THE MEETINGS

Outstanding shares and quorum

As of the record date, July 9, 2009, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:


                                       Common Shares     Preferred Shares
------------------------------------------------------------------------------
Pioneer Diversified High Income Trust  8,173,731      None

Pioneer Floating Rate Trust            24,428,148     Series M7   2,434
                                                      Series W7   2,432
                                                      Series TH7  2,432

Pioneer High Income Trust              27,536,488     Series M    2,020
                                                      Series W    2,020
                                                      Series TH   2,000

Pioneer Municipal High Income          22,820,558     Series A    3,000
Advantage Trust                                       Series B    3,000

Pioneer Municipal High Income Trust    22,140,525     Series A    2,000
                                                      Series B    2,040

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each class of each fund, or one-third of the outstanding shares of each fund, entitled to vote in person or by proxy, counted together, shall constitute a quorum for the transaction of business with respect to such class of each fund or such fund, respectively.

Ownership of shares of the funds

To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:


Pioneer Diversified High Income Trust

-------------------------------------------------------------------------------------
Record Holder                       Share Class    Number of Shares    % of Class
-------------------------------------------------------------------------------------
Cede & Co (Fast Account)           Common             8,150,016          99.71%
P.O. Box 20
Bowling Green Station
New York, NY 10004
-------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

-------------------------------------------------------------------------------------
Record Holder                       Share Class    Number of Shares    % of Class
-------------------------------------------------------------------------------------
Cede & Co (Fast Account)           Common             24,392,815         99.86%
P.O. Box 20
Bowling Green Station
New York, NY 10004
-------------------------------------------------------------------------------------
UBS Financial Services, Inc.
Newport Center 3
499 Washington Blvd., 15th Floor   Series M7             464             19.06%
Jersey City, NJ 07310-1995
-------------------------------------------------------------------------------------
                                   Series TH7            394             16.20%
-------------------------------------------------------------------------------------
                                   Series W7             745             30.63%
-------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor                          Series M7            1,516            62.28%
Jacksonville, FL 32232-5286
-------------------------------------------------------------------------------------
                                   Series TH7           1,439            59.17%
-------------------------------------------------------------------------------------
                                   Series W7            1,308            53.78%
-------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
333 West 34th Street 3rd Floor     Series TH7            201              8.26%
New York, NY 10001-2402
-------------------------------------------------------------------------------------
                                   Series W7
-------------------------------------------------------------------------------------
                                   Series M7             348             14.30%
-------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor                         Series TH7            398             16.37%
New York, NY 10004-2464
-------------------------------------------------------------------------------------
                                   Series W7             282             11.60%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------


Pioneer High Income Trust

-------------------------------------------------------------------------------------
Record Holder                       Share Class    Number of Shares    % of Class
-------------------------------------------------------------------------------------
Cede & Co (Fast Account)           Common             27,430,967         99.62%
P.O. Box 20
Bowling Green Station
New York, NY 10004
-------------------------------------------------------------------------------------
UBS Financial Services, Inc.
Newport Center 3
499 Washington Blvd., 15th Floor   Series M              267             13.22%
Jersey City, NJ 07310-1995
-------------------------------------------------------------------------------------
                                   Series W              390             19.31%
-------------------------------------------------------------------------------------
Credit Suisse First Boston
11 Madison Avenue
New York, NY                       Series W              110              5.45%
10010-3629
-------------------------------------------------------------------------------------
                                   Series M              789             39.06%
-------------------------------------------------------------------------------------
                                   Series TH             704             35.20%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor                          Series W              749             37.08%
Jacksonville, FL 32232-5286
-------------------------------------------------------------------------------------
                                   Series M              182              9.01%
-------------------------------------------------------------------------------------
                                   Series W              163              8.07%
-------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
333 West 34th Street 3rd Floor     Series M              232             11.49%
New York, NY 10001-2402
-------------------------------------------------------------------------------------
                                   Series TH             459             22.95%
-------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor                         Series W              300             14.85%
New York, NY 10004-2464
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Jeffries & Company Inc.
Harborside Financial Center
Plaza III, Suite 705               Series M              532             26.34%
Jersey City, NJ 07311-0000
-------------------------------------------------------------------------------------
                                   Series TH             652             32.60%
-------------------------------------------------------------------------------------
Morgan Stanley GWM
1585 Broadway                      Series W              284             14.06%
New York, NY 10036
-------------------------------------------------------------------------------------


Pioneer Municipal High Income Advantage Trust

-------------------------------------------------------------------------------------
Record Holder                       Share Class    Number of Shares    % of Class
-------------------------------------------------------------------------------------
Cede & Co (Fast Account)           Common             22,817,399         99.67%
P.O. Box 20
Bowling Green Station
New York, NY 10004
-------------------------------------------------------------------------------------
UBS Financial Services, Inc.
Newport Center 3
499 Washington Blvd., 15th Floor   Series A              850             28.33%
Jersey City, NJ 07310-1995
-------------------------------------------------------------------------------------
                                   Series B             1,295            43.17%
-------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East, 4th
Floor                              Series A              414             13.80%
Jacksonville, FL 32232-5286
-------------------------------------------------------------------------------------
                                   Series B              246              8.20%
-------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson                Series A              212              7.07%
St. Louis, MO 63103
-------------------------------------------------------------------------------------
                                   Series B              423             14.10%
-------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street 16th Floor        Series A              993             33.10%
New York, NY 10004-2464
-------------------------------------------------------------------------------------
                                   Series B              826             27.53%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Jeffries & Company Inc.
Harborside Financial Center
Plaza III, Suite 705               Series B               97              3.23%
Jersey City, NJ 07311-0000
-------------------------------------------------------------------------------------
                                   Series A
-------------------------------------------------------------------------------------
Morgan Stanley GWM
1585 Broadway                      Series B              113              3.77%
New York, NY 10036
-------------------------------------------------------------------------------------
                                   Series A              302             10.07%
-------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

-------------------------------------------------------------------------------------
Record Holder                       Share Class    Number of Shares    % of Class
-------------------------------------------------------------------------------------
Cede & Co (Fast Account)           Common             27,430,967         99.62%
P.O. Box 20
Bowling Green Station
New York, NY 10004
-------------------------------------------------------------------------------------
UBS Financial Services, Inc.
Newport Center 3
499 Washington Blvd., 15th Floor   Series A              903           45.1528.33%
Jersey City, NJ 07310-1995
-------------------------------------------------------------------------------------
                                   Series B              559             27.40%
-------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street, 16th Floor       Series A              501             25.05%
New York, NY 10004-2464
-------------------------------------------------------------------------------------
                                   Series B              646             31.67%
-------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East, 4th
Floor                              Series A              174           8.7013.80%
Jacksonville, FL 32232-5286
-------------------------------------------------------------------------------------
                                   Series B              155              7.60%
-------------------------------------------------------------------------------------
Morgan Keegan
50 North Front Street              Series A              196              9.80%
Memphis, TN 38103-2126
-------------------------------------------------------------------------------------
                                   Series B              227             11.13%
-------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson                Series A              154              7.70%
St. Louis, MO 63103
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

Jeffries & Company Inc.
Harborside Financial Center        Series B              207             10.15%
Plaza III, Suite 705
Jersey City, NJ 07311-0000
-------------------------------------------------------------------------------------
Morgan Stanley GWM
1585 Broadway                      Series B              156              7.65%
New York, NY 10036
-------------------------------------------------------------------------------------



Shareholder proposals

Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2010 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2009 annual meeting, or on or before [April 1, 2010]. A proposal that is not to be included in a fund's proxy statement may be made at the 2010 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for 2009 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2010 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for 2009 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2010 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2010 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2010 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about September 22, 2010, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 and Proposal 2, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

For Pioneer Diversified High Income Trust, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, one-third of the outstanding shares of the Common and Preferred Shares of the fund entitled to vote, or one-third of the outstanding shares of the fund present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such class or with respect to the entire fund, respectively. For those Trustees nominated for election by the holders of the Common and Preferred Shares, voting together as a single class, and for the proposal to approve an Amended and Restated Management Agreement, one-third of the outstanding Common and Preferred Shares, counted together, constitutes a quorum. For the Trustees to be elected by holders of the Preferred Shares, voting as a separate class, one-third of the outstanding Preferred Shares constitutes a quorum. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date and the meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes, in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal. If the meeting is postponed, the funds will give notice of the postponed meeting to shareholders.

Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal.
Also, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting for an election of Trustees in Proposal 1, but has the same effect as a vote against Proposal 2. On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Other business

While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained the Altman Group, Inc. to assist in the proxy solicitation. The cost of their services is estimated at approximately $110,000.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


August __, 2009

EXHIBIT A

 COMPARISON OF TERMS OF CURRENT MANAGEMENT AGREEMENTS AND PROPOSED MANAGEMENT
                                  AGREEMENT

This Exhibit A sets forth a comparison of the principal terms of the current management agreements for the Pioneer closed-end funds with the corresponding terms of the proposed form of management agreement for the funds. Where a fund's current management agreement contains terms that differ from the terms of the other funds, the agreement is addressed separately.

You should note that the chart contains only a description of the principal provisions of the Current Management Agreements and may not include all of the terms of those agreements or the exact wording of those provisions described. You should refer to Exhibit B for the complete terms of the Amended and Restated Management Agreement

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Investment Management Services           Investment Management Services

All Funds                                The Trust hereby appoints the Manager
                                         to act as investment adviser of the
The Adviser(i) will regularly provide    Fund for the period and on the terms
the Trust with investment research,      set forth in this Agreement.  The
advice and supervision and will furnish  Manager accepts such appointment and
continuously an investment program for   agrees to render the services herein
the Trust, consistent with the           set forth, for the compensation herein
investment objective[s] and policies of  provided.
the Trust. The Adviser will determine
from time to time what securities shall  Subject to the supervision of the
be purchased for the Trust, what         Trust's Board of Trustees (the
securities shall be held or sold by the  "Board"), the Manager shall regularly
Trust and what portion of the Trust's    provide the Fund with investment
assets shall be held uninvested as       research, advice, management and
cash, subject always to the provisions   supervision and shall furnish a
of the Trust's Certificate of Trust,     continuous investment program for the
Agreement and Declaration of Trust,      Fund's portfolio of securities and
By-Laws and its registration statements  other investments consistent with the
under the 1940 Act and under the 1933    Fund's investment objectives, policies
Act covering the Trust's shares, as      and restrictions, as each shall be
filed with the Commission, and to the    from time to time in effect.  The
investment objective[s], policies and    Manager shall determine from time to
restrictions of the Trust, as each of    time what securities and other
the same shall be from time to time in   investments (including, without
effect, and subject, further, to such    limitation, repurchase agreements,
policies and instructions as the Board   swap agreements, options, futures and
of Trustees of the Trust may from time   other instruments) will be purchased,
to time establish. To carry out such     retained, sold or exchanged by the
determinations, the Adviser will         Fund and what portion of the assets of
exercise full discretion and act for     the Fund's portfolio will be held in
the Trust in the same manner and with    the various securities and other
the same force and effect as the Trust   investments in which the Fund invests,
itself might or could do with respect    and what portion will be held
to purchases, sales or other             uninvested in cash, and shall
transactions, as well as with respect    implement those decisions (including
to all other things necessary or         the execution of investment
incidental to the furtherance or         documentation), all subject to the
conduct of such purchases, sales or      provisions of the Trust's Declaration
other transactions.                      of Trust and By-Laws (collectively,
                                         the "Governing Documents") and the
                                         1940 Act, as well as the investment
                                         objectives, policies and restrictions
                                         of the Fund referred to above, and any
                                         other specific policies adopted by the
                                         Board and disclosed to the Manager.
                                         The Manager is authorized as the agent
                                         of the Trust to give instructions to
                                         the custodian of the Fund as to
                                         deliveries of securities and other
                                         investments and payments of cash for
                                         the account of the Fund.
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Brokerage Transactions                   Brokerage Transactions

All Funds                                The Manager will place orders pursuant
                                         to its investment determinations for
The Adviser shall arrange for the        the Fund either directly with the
placing of all orders for the purchase   issuer or with any broker or dealer,
and sale of securities for the Trust's   foreign currency dealer, futures
account with brokers or dealers          commission merchant or others selected
selected by the Adviser. In the          by it.  Except as described herein,
selection of such brokers or dealers     the Manager shall seek overall the
and the placing of such orders, the      best execution available in the
Adviser is directed at all times to      selection of brokers or dealers and
seek for the Trust the most favorable    the placing of orders for the Fund.
execution and net price available        In assessing the best execution
except as described herein. It is also   available for any transaction, the
understood that it is desirable for the  Manager may consider factors it deems
Trust that the Adviser have access to    relevant, including the size and type
supplemental investment and market       of the transaction, the nature and
research and security and economic       character of the markets for the
analyses provided by brokers who may     security to be purchased or sold, the
execute brokerage transactions at a      execution capabilities and financial
higher cost to the Trust than may        condition of the broker or dealer, and
result when allocating brokerage to      the reasonableness of the commission
other brokers on the basis of seeking    or dealer spread, if any (whether for
the most favorable price and efficient   a specific transaction or on a
execution. Therefore, the Adviser is     continuing basis).  In connection with
authorized to place orders for the       the selection of such brokers or
purchase and sale of securities for the  dealers and the placing of such
Trust with such brokers, subject to      orders, subject to applicable law,
review by the Trust's Trustees from      brokers or dealers may be selected who
time to time with respect to the extent  also provide brokerage and research
and continuation of this practice. It    services (as those terms are defined
is understood that the services          in Section 28(e) of the Securities
provided by such brokers may be useful   Exchange Act of 1934, as amended (the
to the Adviser in connection with its    "Exchange Act")) to the Fund and/or
or its affiliates' services to other     the other accounts over which the
clients. [In addition, subject to the    Manager or its affiliates exercise
Adviser's obligation to seek the most    investment discretion.  The Manager is
favorable execution and net price        authorized to pay a broker or dealer
available, the Adviser may consider the  who provides such brokerage and sale of the Trust's shares in selecting  research services a commission for
brokers and dealers.](ii)                 executing a portfolio transaction for
                                         the Fund which is in excess of the
                                         amount of commission another broker or
                                         dealer would have charged for
                                         effecting that transaction if the
                                         Manager determines in good faith that
                                         such amount of commission is
                                         reasonable in relation to the value of
                                         the brokerage and research services
                                         provided by such broker or dealer,
                                         viewed in terms of either that
                                         particular transaction or in terms of
                                         all of the accounts over which the
                                         Manager or its affiliates exercise
                                         investment discretion.

---------------------------------------------------------------------------------
Investment in Investment Companies       Investment in Investment Companies

All Funds                                Subject to applicable provisions of
                                         the 1940 Act and direction from the
Not specifically addressed.              Board, the investment program to be
                                         provided hereunder may entail the
                                         investment of all or substantially all
                                         of the assets of the Fund in one or
                                         more investment companies.

---------------------------------------------------------------------------------
Additional Services                      Additional Services

All Funds                                The Manager shall also provide advice
                                         and recommendations with respect to
Not specifically addressed.              other aspects of the business and
                                         affairs of the Fund, shall exercise
                                         voting rights, rights to consent to
                                         corporate action and any other rights
                                         pertaining to the Fund's portfolio
                                         securities subject to such direction
                                         as the Board may provide, and shall
                                         perform such other functions of
                                         investment management and supervision
                                         as may be directed by the Board.

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Services Excluded                        Services Excluded

All Funds                                Notwithstanding the foregoing, the
                                         Manager shall not be deemed to have
Not specifically addressed.              assumed any duties with respect to,
                                         and shall not be responsible for, the
                                         distribution of the shares of the
                                         Fund, nor shall the Manager be deemed
                                         to have assumed or have any
                                         responsibility with respect to
                                         functions specifically assumed by any
                                         administrator, transfer agent, fund
                                         accounting agent, custodian,
                                         shareholder servicing agent or other
                                         agent, in each case employed by the
                                         Trust or the Fund to perform such
                                         functions.

---------------------------------------------------------------------------------
Authority to Execute Documents           Authority to Execute Documents

All Funds                                The Manager may execute on behalf of
                                         the Fund certain agreements,
Not specifically addressed.              instruments and documents in
                                         connection with the services performed
                                         by it under this Agreement.  These may
                                         include, without limitation, brokerage
                                         agreements, clearing agreements,
                                         account documentation, futures and
                                         options agreements, swap agreements,
                                         other investment related agreements,
                                         and any other agreements, documents or
                                         instruments the Manager believes are
                                         appropriate or desirable in performing
                                         its duties under this Agreement.

---------------------------------------------------------------------------------
Transactions with Affiliates             Transactions with Affiliates

All Funds                                The Fund hereby authorizes any entity
                                         or person associated with the Manager
In connection with purchases or sales    which is a member of a national
of securities for the account of the     securities exchange to effect any
Trust, neither the Adviser nor any of    transaction on the exchange for the
its directors, officers or employees     account of the Fund which is permitted
will act as a principal or agent or      by Section 11(a) of the Exchange Act
receive any commission except as         and Rule 11a2-2(T) thereunder, and the
permitted by the 1940 Act.               Fund hereby consents to the retention
                                         of compensation for such transactions
                                         in accordance with Rule
                                         11a2-2(T)(a)(2)(iv).

---------------------------------------------------------------------------------
Use of Subadvisers                       Use of Subadvisers

Diversified High Income Trust            Subject to the Board's approval, the
                                         Manager or the Fund may enter into
It is understood that the Adviser may    contracts with one or more investment
employ one or more sub-investment        subadvisers, including without
advisers (each a "Subadviser") to        limitation, affiliates of the Manager,
provide investment advisory services to  in which the Manager delegates to such
the Trust by entering into a written     investment subadvisers any or all its
agreement with each such Subadviser;     duties specified hereunder, on such
provided, that any such agreement first  terms as the Manager determines to be
shall be approved by the vote of a       necessary, desirable or appropriate,
majority of the Trustees, including a    provided that in each case such
majority of the Trustees who are not     contracts are entered into in
"interested persons" (as defined in the  accordance with and meet all
1940 Act) of the Trust, the Adviser or   applicable requirements of the 1940
any such Subadviser, and otherwise       Act.  The Trust agrees that the
approved in accordance with the          Manager shall not be accountable to
requirements of the 1940 Act or an       the Trust or the Fund or the Fund's
exemption therefrom. The authority       shareholders for any loss or other
given to the Adviser in Sections 1       liability relating to specific
through 13 hereof may be delegated by    investments selected by any such
it under any such agreement; provided,   subadviser.
that any Subadviser shall be subject to
the
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
same restrictions and limitations
on investments and brokerage discretion
as the Adviser. The Trust agrees that
the Adviser shall not be accountable to
the Trust or the Trust's shareholders
for any loss or other liability
relating to any specific investments
directed by any Subadviser, even though
the Adviser retains the right to
reverse any such investment because, in
the event a Subadviser is retained, the
Trust and the Manager will rely almost
exclusively on the expertise of such
Subadviser for the selection and
monitoring of specific investments;
provided, however, that the forgoing
shall not in any way limit the
Adviser's other responsibilities under
this Agreement, including the
supervision of the Subadviser's
compliance with the Trust's investment
policies and restrictions.

Floating Rate Trust

It is understood that the Adviser may
employ one or more sub-investment
advisers (each a "Subadviser") to
provide investment advisory services to
the Trust by entering into a written
agreement with each such Subadviser;
provided, that any such agreement first
shall be approved by the vote of a
majority of the Trustees, including a
majority of the Trustees who are not
"interested persons" (as defined in the
1940 Act) of the Trust, the Adviser or
any such Subadviser, and otherwise
approved in accordance with the
requirements of the 1940 Act or an
exemption therefrom. The authority
given to the Adviser in Sections 1
through 13 hereof may be delegated by
it under any such agreement; provided,
that any Subadviser shall be subject to
the same restrictions and limitations
on investments and brokerage discretion
as the Adviser. The Trust agrees that
the Adviser shall not be accountable to
the Trust or the Trust's shareholders
for any loss or other liability
relating to any investment decision
made by any Subadviser even though the
Adviser retains the right to reverse
any such investment; provided, however,
that the forgoing shall not in any way
limit the Adviser's other
responsibilities under this Agreement,
including the supervision of the
Subadviser's compliance with the
Trust's investment policies and
restrictions.

High Income Trust, Municipal High
Income Advantage Trust, and Municipal
High Income Trust

It is understood that the Adviser may
employ one or more sub-investment
advisers (each a "Subadviser") to
provide investment advisory services to
the Trust by entering into a written
agreement with each such Subadviser;
provided, that any such agreement first
shall be approved by the vote of a
majority of the Trustees, including a
majority of the Trustees who are not
"interested persons" (as defined in the
1940 Act) of the Trust, the Adviser or
any such Subadviser, and
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
otherwise approved in accordance with
the requirements of the 1940 Act or an
exemption therefrom. The authority
given to the Adviser in Sections 1
through 13 hereof may be delegated by
it under any such agreement; provided,
that any Subadviser shall be subject to
the same restrictions and limitations
on investments and brokerage discretion
as the Adviser. The Trust agrees that
the Adviser shall not be accountable to
the Trust or the Trust's shareholders
for any loss or other liability
relating to specific investments
directed by any Subadviser, even though
the Adviser retains the right to
reverse any such investment because, in
the event a Subadviser is retained, the
Trust and the Adviser will rely almost
exclusively on the expertise of such
Subadviser for the selection and
monitoring of specific investments.

---------------------------------------------------------------------------------
Information to be Provided to the        Information to be Provided to Manager
Manager
                                         The Trust shall at all times keep the
All Funds                                Manager fully informed with regard to
                                         the securities and other investments
Not specifically addressed.              owned by the Fund, its funds
                                         available, or to become available, for
                                         investment, and generally as to the
                                         condition of its affairs.  The Trust
                                         shall furnish the Manager with such
                                         other documents and information with
                                         regard to its affairs as the Manager
                                         may from time to time reasonably
                                         request.

---------------------------------------------------------------------------------
Information to be Provided by the        Information to be Provided by Manager
Manager
                                         The Manager shall supply the Board and
All Funds                                officers of the Trust with such
                                         information and reports reasonably
The Adviser will, to the extent          required by them and reasonably
reasonably required in the conduct of    available to the Manager.
the business of the Trust and upon the
Trust's request, furnish to the Trust
research, statistical and advisory
reports upon the industries,
businesses, corporations or securities
as to which such requests shall be
made, whether or not the Trust shall at
the time have any investment in such
industries, businesses, corporations or
securities. The Adviser will use its
best efforts in the preparation of such
reports and will endeavor to consult
the persons and sources believed by it
to have information available with
respect to such industries, businesses,
corporations or securities.

---------------------------------------------------------------------------------
Recordkeeping Obligations                Recordkeeping Obligations

All Funds                                Unless maintained by another party on
                                         the Fund's behalf, the Manager shall
[Unless maintained by the Trust's        maintain the books and records with
administrator,](iii) The Adviser will      respect to the Fund's securities and
maintain all books and records with      other transactions and keep the Fund's
respect to the Trust's securities        books of account in accordance with
transactions required by subparagraphs   all applicable federal and state laws
(b)(5), (6), (9) and (10) and            and regulations.  In compliance with
paragraph (f) of Rule 31a-1 under the    the requirements of Rule 31a-3 under
1940 Act (other than those records       the 1940 Act, the Manager hereby
being  maintained by the custodian or    agrees that any records that it
transfer agent appointed by the Trust)   maintains for the Fund are the
and preserve such records for the        property of the Fund, and further
periods prescribed therefor by Rule      agrees to surrender promptly to the
31a-2 under the 1940 Act. The Adviser    Fund any of such records upon the
will also provide to the Board of        Fund's request.  The Manager further
Trustees such periodic and special       agrees to arrange for the preservation
reports as the Board may reasonably      of the records required to be
request.                                 maintained by Rule 31a-1 under the
                                         1940 Act for the periods prescribed by
                                         Rule 31a-2 under the 1940 Act.

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Expenses                                 Expenses

All Funds                                The Manager shall furnish, at its
                                         expense, all necessary services,
Except as otherwise provided herein,     facilities, equipment and personnel
the Adviser, at its own expense, shall   for performing the Manager's services
furnish to the Trust office space in     under this Agreement.  Other than as
the offices of the Adviser, or in such   herein specifically indicated, the
other place as may be agreed upon from   Manager shall not be responsible for
time to time, and all necessary office   the Trust's or the Fund's ordinary and
facilities, equipment and personnel for  extraordinary expenses, and the Trust
managing the Trust's affairs and         or the Fund shall pay the Trust's or
investments.                             the Fund's ordinary and extraordinary
                                         expenses.  The Manager may agree to
[The Adviser shall pay directly or       provide to the Fund services other
reimburse the Trust for...] all expenses than the services that are provided not hereinafter specifically assumed by  under this Agreement, on such terms as
the Trust where such expenses are        the Manager and the Trust may agree
incurred by the Adviser or by the Trust  from time to time, and nothing herein
in connection with the management of     shall preclude payment by the Trust or
the affairs of, and the investment and   the Fund of compensation to the
reinvestment of the assets of, the       Manager for any such services rendered
Trust.                                   pursuant to a written agreement or
                                         agreements approved by the Board.
Diversified High Income

The Trust shall assume and shall pay:
(i) charges and expenses for fund
accounting, pricing and appraisal
services and related overhead,
including, to the extent such services
are performed by personnel of the
Adviser or its affiliates, office space
and facilities, and personnel
compensation, training and benefits;
(ii) the charges and expenses of
auditors; (iii) the charges and
expenses of any underwriter, custodian,
transfer agent, administrator, plan
agent, dividend disbursing agent,
registrar or any other agent appointed
by the Trust; (iv) issue and transfer
taxes chargeable to the Trust in
connection with securities transactions
to which the Trust is a party; (v)
insurance premiums, interest charges,
expenses in connection with any
preferred shares, organizational and
offering expenses, dues and fees for
membership in trade associations and
all taxes and corporate fees payable by
the Trust to federal, state or other
governmental agencies; (vi) fees and
expenses involved in registering and
maintaining registrations of the Trust
and/or its shares with federal
regulatory agencies, state or blue sky
securities agencies and foreign
jurisdictions, including the
preparation of prospectuses and
statements of additional information
for filing with such regulatory
authorities; (vii) all expenses of
shareholders' and Trustees' meetings
and of preparing, printing and
distributing prospectuses, notices,
proxy statements and all reports to
shareholders and to governmental
agencies; (viii) charges and expenses
of legal counsel to the Trust and the
Trustees; (ix) compensation of those
Trustees of the Trust who are not
affiliated with, or "interested
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
persons" (as defined in the 1940 Act)
of, the Adviser, the Underwriters or
the Trust (other than as Trustees); (x)
the cost of preparing and printing
share certificates; (xi) interest on
borrowed money, if any; (xii) the fees
and other expenses of listing the
fund's shares on the New York Stock
Exchange or any other national stock
exchange and (xiii) any other expense
that the Trust, the Adviser or any
other agent of the Trust may incur (A)
as a result of a change in the law or
regulations, (B) as a result of a
mandate from the Board of Trustees with
associated costs of a character
generally assumed by similarly
structured investment companies or (C)
that is similar to the expenses listed
above, and that is approved by the
Board of Trustees (including a majority
of the Independent Trustees) as being
an appropriate expense of the Trust.

In addition to the expenses described
in Section 6 above, the Trust shall pay
all brokers' and underwriting
commissions or other fees chargeable to
the Trust in connection with securities
transactions to which the Trust is a
party or the origination of any
floating rate loans in which the Trust
invests.

Floating Rate Trust

The Trust shall assume and shall pay:
(i) charges and expenses for fund
accounting, pricing and appraisal
services and related overhead,
including, to the extent such services
are performed by personnel of the
Adviser or its affiliates, office space
and facilities, and personnel
compensation, training and benefits;
(ii) the charges and expenses of
auditors; (iii) the charges and
expenses of any custodian, transfer
agent, administrator, plan agent,
dividend disbursing agent and registrar
appointed by the Trust; (iv) issue and
transfer taxes chargeable to the Trust
in connection with securities
transactions to which the Trust is a
party; (v) insurance premiums, interest
charges, expenses in connection with
any preferred shares, organizational
and offering expenses, dues and fees
for membership in trade associations
and all taxes and corporate fees
payable by the Trust to federal, state
or other governmental agencies; (vi)
fees and expenses involved in
registering and maintaining
registrations of the Trust and/or its
shares with federal regulatory
agencies, state or blue sky securities
agencies and foreign jurisdictions,
including the preparation of
prospectuses and statements of
additional information for filing with
such regulatory authorities; (vii) all
expenses of shareholders' and Trustees'
meetings and of preparing, printing and
distributing prospectuses, notices,
proxy statements and all reports to
shareholders and to governmental
agencies; (viii) charges and expenses
of legal counsel to the Trust and the
Trustees; (ix) compensation of those
Trustees of the Trust who are not
affiliated with, or "interested
persons" (as defined in
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
the 1940 Act) of, the Adviser, the
Underwriters or the Trust (other than
as Trustees); (x) the cost of preparing
and printing share certificates; (xi)
interest on borrowed money, if any;
(xii) the fees and other expenses of
listing the fund's shares on the New
York Stock Exchange or any other
national stock exchange and (xiii) any
other expense that the Trust, the
Adviser or any other agent of the Trust
may incur (A) as a result of a change
in the law or regulations, (B) as a
result of a mandate from the Board of
Trustees with associated costs of a
character generally assumed by
similarly structured investment
companies or (C) that is similar to the
expenses listed above, and that is
approved by the Board of Trustees
(including a majority of the
Independent Trustees) as being an
appropriate expense of the Trust.

In addition to the expenses described
in Section 6 above, the Trust shall pay
all brokers' and underwriting
commissions or other fees chargeable to
the Trust in connection with securities
transactions to which the Trust is a
party or the origination of any senior
floating rate loans in which the Trust
invests.

High Income Trust

The Trust shall assume and shall pay:
(i) charges and expenses for fund
accounting, pricing and appraisal
services and related overhead,
including, to the extent such services
are performed by personnel of the
Manager or its affiliates, office space
and facilities, and personnel
compensation, training and benefits;
(ii) the charges and expenses of
auditors; (iii) the charges and
expenses of any custodian, transfer
agent, administrator, plan agent,
dividend disbursing agent and registrar
appointed by the Trust; (iv) issue and
transfer taxes chargeable to the Trust
in connection with securities
transactions to which the Trust is a
party; (v) insurance premiums, interest
charges, expenses in connection with
any preferred shares, dues and fees for
membership in trade associations and
all taxes and corporate fees payable by
the Trust to federal, state or other
governmental agencies; (vi) fees and
expenses involved in registering and
maintaining registrations of the Trust
and/or its shares with federal
regulatory agencies, state or blue sky
securities agencies and foreign
jurisdictions, including the
preparation of prospectuses and
statements of additional information
for filing with such regulatory
authorities; (vii) all expenses of
shareholders' and Trustees' meetings
and of preparing, printing and
distributing prospectuses, notices,
proxy statements and all reports to
shareholders and to governmental
agencies; (viii) charges and expenses
of legal counsel to the Trust and the
Trustees; (ix) compensation of those
Trustees of the Trust who are not
affiliated with, or "interested
persons" of, the Manager or the Trust
(other than as Trustees); (x) the cost
of preparing  and printing share
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
certificates; (xi) interest on borrowed
money, if any; and (xii) the fees and
other expenses of listing the fund's
shares on the New York Stock Exchange
or any other national stock exchange.

In addition to the expenses described
in Section 6 above, the Trust shall pay
all brokers' and underwriting
commissions chargeable to the Trust in
connection with securities transactions
to which the Trust is a party.

Municipal High Income Advantage Trust
and Municipal High Income Trust

The Trust shall assume and shall pay:
(i) charges and expenses for fund
accounting, pricing and appraisal
services and related overhead,
including, to the extent such services
are performed by personnel of the
Adviser or its affiliates, office space
and facilities, and personnel
compensation, training and benefits;
(ii) the charges and expenses of
auditors; (iii) the charges and
expenses of any custodian, transfer
agent, administrator, plan agent,
dividend disbursing agent and registrar
appointed by the Trust; (iv) issue and
transfer taxes chargeable to the Trust
in connection with securities
transactions to which the Trust is a
party; (v) insurance premiums, interest
charges, expenses in connection with
any preferred shares, dues and fees for
membership in trade associations and
all taxes and corporate fees payable by
the Trust to federal, state or other
governmental agencies; (vi) fees and
expenses involved in registering and
maintaining registrations of the Trust
and/or its shares with federal
regulatory agencies, state or blue sky
securities agencies and foreign
jurisdictions, including the
preparation of prospectuses and
statements of additional information
for filing with such regulatory
authorities; (vii) all expenses of
shareholders' and Trustees' meetings
and of preparing, printing and
distributing prospectuses, notices,
proxy statements and all reports to
shareholders and to governmental
agencies; (viii) charges and expenses
of legal counsel to the Trust and the
Trustees; (ix) compensation of those
Trustees of the Trust who are not
affiliated with, or "interested
persons" of, the Adviser or the Trust
(other than as Trustees); (x) the cost
of preparing and printing share
certificates; (xi) interest on borrowed
money, if any; (xii) the fees and other
expenses of listing the fund's shares
on the New York Stock Exchange or any
other national stock exchange and
(xiii) any other expense that the
Trust, the Adviser or any other agent
of the Trust may incur (A) as a result
of a change in the law or regulations,
(B) as a result of a mandate from the
Board of Trustees with associated costs
of a character generally assumed by
similarly structured investment
companies or (C) that is similar to the
expenses listed above, and that is
approved by the Board of Trustees
(including a majority of the
Independent Trustees) as being an
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
appropriate expense of the Trust.

In addition to the expenses described
in Section 6 above, the Trust shall pay
all brokers' and underwriting
commissions chargeable to the Trust in
connection with securities transactions
to which the Trust is a party.

---------------------------------------------------------------------------------
Board Members and Officers               Board Members and Officers

All Funds                                From time to time, the Manager shall
                                         authorize and permit certain of its
                                         directors, officers and employees, who
[Except as otherwise provided herein,    may be elected as Board members or
the Adviser...] shall arrange, if        officers of the Trust, to serve in the
desired by the Trust, for members of     capacities in which they are elected.
the Adviser's organization to serve as   The Manager will pay directly or
officers or agents of the Trust.         reimburse the Trust for the
                                         compensation (if any) of the Trustees
The Manager shall pay directly or        who are affiliated persons of the
reimburse the Trust for the              Manager and all officers of the Trust
compensation (if any) of the Trustees    as such, except as the Board may
who are affiliated with, or "interested  decide.
persons" (as defined in the 1940 Act)
of, the Manager and all officers of the
Trust as such.

---------------------------------------------------------------------------------
Fees                                     Fees

All Funds                                As compensation for the services
                                         performed and the facilities furnished
The Trust shall pay to the Adviser, as   and expenses assumed by the Manager,
compensation for the Adviser's services  the Fund shall pay the Manager, as
and expenses assumed hereunder, a fee    promptly as possible after the last
at the annual rate equal to [   ]% of    day of each month, a fee, computed
the Trust's average [daily] [weekly](iv)  daily at an annual rate equal to
managed assets.                          [___%] of the Fund's average daily
                                         managed assets.  "Managed assets"
Diversified High Income Trust            means (a) the total assets of the
                                         Fund, including any form of investment
"Managed assets" means the total assets  leverage, minus (b) all accrued
of the Trust, including any form of      liabilities incurred in the normal
investment leverage, minus all accrued   course of operations, which shall not
expenses incurred in the normal course   include any liabilities or obligations
of operations, but not excluding any     attributable to investment leverage
liabilities or obligations attributable  obtained through (i) indebtedness of to investment leverage obtained through  any type (including, without
(i) indebtedness of any type             limitation, borrowing through a credit
(including, without limitation,          facility or the issuance of debt
borrowing through a credit facility or   securities), (ii) the issuance  of
the issuance of debt securities), (ii)   preferred stock or other similar
the issuance of preferred stock or       preference securities, and/or (iii)
other similar preference securities,     any other means.  The liquidation
(iii) the reinvestment of collateral     preference on any preferred shares is
received for securities loaned in        not a liability.  If this Agreement is
accordance with the Fund's investment    terminated as of any date not the last
objectives and policies, and/or (iv)     day of a month, the fee payable by the
any other means. The liquidation         Fund shall be paid as promptly as
preference on any preferred shares is    possible after such date of
not a liability.                         termination and shall be computed on
                                         the basis of the period ending on the
                                         last business day on which this
Floating Rate Trust                      Agreement is in effect subject to a
                                         pro rata adjustment based on the
"Managed assets" means the total assets  number of days elapsed in the current
of the Trust (including any assets       month as a percentage of the total
attributable to any financial leverage   number of days in the month.
that may be outstanding) minus the sum
of accrued liabilities (other than
liabilities representing financial
leverage). The liquidation preference
on any preferred shares is not a
liability.
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
High Income Trust

"Managed assets" means the total assets
of the Trust (including any assets
attributable to any leverage that may
be outstanding) minus the sum of
accrued liabilities (other than debt
representing financial leverage).

Municipal High Income Advantaged Trust
and Municipal High Income Trust

"Managed assets" means the total assets
of the Trust (including any assets
attributable to any leverage that may
be outstanding) minus the sum of
accrued liabilities (other than
liabilities representing financial
leverage). The liquidation preference
on any preferred  shares is not a
liability.

All Funds

The management fee payable hereunder
shall be computed daily and paid
monthly in arrears. In the event of
[the] termination of this Agreement,
the fee provided in Section 8 shall be
computed on the basis of the period
ending on the last business day on
which this Agreement is in effect
subject to a pro rata adjustment based
on the number of days elapsed in the
current month as a percentage of the
total number of days in such month.

---------------------------------------------------------------------------------
Fee Waivers                              Fee Waivers

All Funds                                Not specifically addressed.

The Adviser may from time to time agree
not to impose all or a portion of its
fee otherwise payable hereunder (in
advance of the time such fee or a
portion thereof would otherwise accrue)
and/or undertake to pay or reimburse
the Trust for all or a portion of its
expenses not otherwise required to be
borne or reimbursed by the Adviser. Any
such fee reduction or undertaking may
be discontinued or modified by the
Adviser at any time.

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Limitation of Liability of Manager       Limitation of Liability of Manager

All Funds                                The Manager assumes no responsibility
                                         under this Agreement other than to
The Adviser will not be liable for any   render the services called for
error of judgment or mistake of law or   hereunder, in good faith, and shall
for any loss sustained by reason of the  not be liable for any error of
adoption of any investment policy or     judgment or mistake of law, or for any
the purchase, sale, or retention of any  loss arising out of any investment or
security on the recommendation of the    for any act or omission in the
Adviser, whether or not such             execution of securities or other
recommendation shall have been based     transactions for the Fund, provided
upon its own investigation and research  that nothing in this Agreement shall or upon investigation and research made  protect the Manager against any
by any other individual, firm or         liability to the Fund to which the
corporation, but nothing contained       Manager would otherwise be subject by
herein will be construed to protect the  reason of willful misfeasance, bad
Adviser against any liability to the     faith, or gross negligence in the
Trust or its shareholders by reason of   performance of its duties or by reason
willful misfeasance, bad faith or gross  of its reckless disregard of its
negligence in the performance of its     obligations and duties hereunder.  As
duties or by reason of its reckless      used in this paragraph 8, the term
disregard of its obligations and duties  "Manager" shall include any affiliates
under this Agreement.                    of the Manager performing services for
                                         the Trust or the Fund pursuant to this
                                         Agreement and the partners,
                                         shareholders, directors, officers and
                                         employees of the Manager and such
                                         affiliates.

---------------------------------------------------------------------------------
Other Activities                         Other Activities

All Funds                                Nothing in this Agreement shall limit
                                         or restrict the right of any director,
Nothing in this Agreement will in any    officer, or employee of the Manager
way limit or restrict the Adviser or     who may also be a Trustee, officer, or
any of its officers, directors, or       employee of the Trust or the Fund, to
employees from buying, selling or        engage in any other business or to
trading in any securities for its or     devote his time and attention in part
their own accounts or other accounts.    to the management or other aspects of
The Adviser may act as an investment     any other business, whether of a
adviser to any other person, firm or     similar nature or a dissimilar nature,
corporation, and may perform management  nor to limit or restrict the right of
and any other services for any other     the Manager to engage in any other
person, association, corporation, firm   business or to render services of any
or other entity pursuant to any          kind, including investment advisory
contract or otherwise, and take any      and management services, to any other
action or do any thing in connection     fund, firm, individual or
therewith or related thereto; and no     association.
such performance of management or other
services or taking of any such action
or doing of any such thing shall be in
any manner restricted or otherwise
affected by any aspect of any
relationship of the Adviser to or with
the Trust or deemed to violate or give
rise to any duty or obligation of the
Adviser to the Trust except as
otherwise imposed by law.

---------------------------------------------------------------------------------
Allocation of Investment Opportunities   Allocation of Investment Opportunities

All Funds                                If the purchase or sale of securities
                                         or other investments consistent with
On occasions when the Adviser deems the  the investment policies of the Fund or purchase or sale of a security to be in  one or more other accounts of the
the best interest of the Trust as well   Manager is considered at or about the
as other clients, the Adviser may, to    same time, transactions in such
the extent permitted by applicable laws  securities or other investments will
and regulations, aggregate the           be allocated among the accounts in a
securities to be sold or purchased in    manner deemed equitable by the
order to obtain the best execution and   Manager.  Such transactions may be
lower brokerage commissions, if any. In  combined, in accordance with
such event, allocation of the            applicable laws and regulations, and
securities so purchased or sold, as      consistent with the Manager's policies
well as the expenses incurred in the     and procedures as presented to the
transaction, will be made by the         Board from time to time.
Adviser in the manner it
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
considers to be the most equitable and
consistent with its fiduciary
obligations to the Trust and to such
clients.

The Trust recognizes that the Adviser,
in effecting transactions for its
various accounts, may not always be
able to take or liquidate investment
positions in the same security at the
same time and at the same price.

---------------------------------------------------------------------------------
Specific Defined Terms                   Specific Defined Terms

All Funds                                For the purposes of this Agreement,
                                         the terms "assignment," "interested
Not specifically addressed.              person," and "majority of the
                                         outstanding voting securities" shall
                                         have the meanings given to them by
                                         Section 2(a) of the 1940 Act, and
                                         references to the "1940 Act" shall
                                         include any rule, regulation or
                                         applicable exemptive order of the
                                         Securities and Exchange Commission
                                         (the "Commission") thereunder and
                                         interpretive guidance with respect to
                                         the 1940 Act by the Commission or its
                                         staff.

---------------------------------------------------------------------------------
Duration                                 Duration

All Funds                                This Agreement will become effective
                                         on the date first above written,
This Agreement shall become effective    provided that it shall have been
on the date hereof and shall remain in   approved by the Trust's Board and by
force until [_____ __, ___] and from     the shareholders of the Fund in
year to year thereafter, but only so     accordance with the requirements of
long as its continuance is approved in   the 1940 Act and, unless sooner
accordance with the requirements of the  terminated as provided herein, will
1940 Act or an exemption therefrom,      continue in effect until December 31,
subject to the right of the Trust and    2009.  Thereafter, if not terminated,
the Adviser to terminate this contract   this Agreement shall continue in
as provided in Section 17 hereof.        effect, so long as such continuance is
                                         specifically approved at least
                                         annually (i) by the Board or (ii) by a
                                         vote of a majority of the outstanding
                                         voting securities of the Fund,
                                         provided that in either event the
                                         continuance is also approved by a
                                         majority of the Trustees who are not
                                         interested persons of any party to
                                         this Agreement, by vote cast in person
                                         at a meeting called for the purpose of
                                         voting on such approval.

---------------------------------------------------------------------------------
Termination                              Termination

All Funds                                This Agreement is terminable without
                                         penalty by the Board or by vote of a
Either party hereto may, without         majority of the outstanding voting
penalty, terminate this Agreement by     securities of the Fund, in each case
vote of its Board of Trustees or         on not more than 60 days' nor less
Directors, as the case may be, or by     than 30 days' written notice to the
vote of a "majority of the outstanding   Manager, or by the Manager upon not
voting securities" (as defined in the    less than 60 days' written notice to
1940 Act) of the Trust or the Adviser,   the Trust, and will be terminated upon
as the case may be, and the giving of    the mutual written consent of the
sixty (60) days' written notice to the   Manager and the Trust.  This Agreement
other party.                             shall terminate automatically in the
                                         event of its assignment.
This Agreement shall automatically
terminate in the event of its
assignment. For purposes of this
Agreement, the term "assignment" shall
have the meaning given it by Section
2(a)(4) of the 1940 Act.

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Limitation of Recourse                   Limitation of Recourse

All Funds                                The Manager agrees that for services
                                         rendered to the Fund, or for any claim
Not specifically addressed.              by it in connection with services
                                         rendered to the Fund, it shall look
                                         only to assets of the Fund for
                                         satisfaction and that it shall have no
                                         claim against the assets of any other
                                         portfolios of the Trust.  The
                                         undersigned officer of the Trust has
                                         executed this Agreement not
                                         individually, but as an officer under
                                         the Trust's Declaration of Trust and
                                         the obligations of this Agreement are
                                         not binding upon any of the Trustees,
                                         officers or shareholders of the Trust
                                         individually.

---------------------------------------------------------------------------------
Amendments; Severability                 Amendments; Severability

All Funds                                No provision of this Agreement may be
                                         changed, waived, discharged or
This Agreement states the entire         terminated orally, but only by an
agreement of the parties hereto, and is  instrument in writing signed by the
intended to be the complete and          party against which enforcement of the
exclusive statement of the terms         change, waiver, discharge or
hereof. It may not be added to or        termination is sought, and no material
changed orally and may not be modified   amendment of the Agreement shall be
or rescinded except by a writing signed  effective until approved, if so by the parties hereto and in accordance  required by the 1940 Act, by vote of
with the 1940 Act, when applicable.      the holders of a majority of the
                                         Fund's outstanding voting securities.
Any term or provision of this Agreement
which is invalid or unenforceable in     This Agreement embodies the entire
any jurisdiction shall, as to such       agreement and understanding between
jurisdiction, be ineffective to the      the parties hereto and supersedes all
extent of such invalidity or             prior agreements and understandings
unenforceability without rendering       relating to the subject matter
invalid or unenforceable the remaining   hereof.  Should any part of this
terms or provisions of this Agreement    Agreement be held or made invalid by a
or affecting the validity or             court decision, statute, rule or
enforceability of any of the terms or    otherwise, the remainder of this
provisions of this Agreement in any      Agreement shall not be affected
other jurisdiction.                      thereby.  This Agreement shall be
                                         binding on and shall inure to the
                                         benefit of the parties hereto and
                                         their respective successors.

---------------------------------------------------------------------------------
Governing Law                            Governing Law

All Funds                                This Agreement shall be construed and
                                         the provisions hereof interpreted
This Agreement and all performance       under and in accordance with the laws
hereunder shall be governed by and       of The Commonwealth of Massachusetts.
construed in accordance with the laws
of The Commonwealth of Massachusetts.

---------------------------------------------------------------------------------
Amendment and Restatement                Amendment and Restatement

All Funds                                This Agreement amends and restates in
                                         its entirety the [management
Not applicable.                          agreement].

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     Current Management Agreements            Proposed Management Agreement
---------------------------------------------------------------------------------
Use of "Pioneer" Name                    Use of "Pioneer" Name

All Funds                                The Trust agrees that in the event
                                         that none of the Manager or any of its
The Trust agrees that in the event that  affiliates acts as an investment
neither the Adviser nor any of its       adviser to the Fund, the name of the
affiliates acts as an investment         Fund will be changed to one that does
adviser to the Trust, the name of the    not contain the name "Pioneer" or
Trust will be changed to one that does   otherwise suggest an affiliation with
not contain the name "Pioneer" or        the Manager.
otherwise suggest an affiliation with
the Adviser.

---------------------------------------------------------------------------------
Manager as Independent Contractor        Manager as Independent Contractor

All Funds                                Not specifically addressed.

The Adviser is an independent
contractor and not an employee of the
Trust for any purpose. If any occasion
should arise in which the Adviser gives
any advice to its clients concerning
the shares of the Trust, the Adviser
will act solely as investment counsel
for such clients and not in any way on
behalf of the Trust.

---------------------------------------------------------------------------------
Counterparts                             Counterparts

All Funds                                This Agreement may be executed in one
                                         or more counterparts, each of which
This Agreement may be executed           shall be deemed an original, but all
simultaneously in two or more            of which together shall constitute one
counterparts, each of which shall be     and the same instrument.
deemed an original, but all of which
together shall constitute one and the
same instrument.

---------------------------------------------------------------------------------

(i) The current management agreement for each fund other than Pioneer High Income Trust refers to the investment adviser of the fund as the "Adviser." The current management agreement for Pioneer High Income Trust instead refers to the "Manager." For purposes of this comparison, the term "Adviser" is used throughout.

(ii) Bracketed text appears in the current management agreement for all funds except Pioneer Diversified High Income Trust and Pioneer Floating Rate Trust.

(iii) Bracketed text appears in the current management agreement for Pioneer Diversified High Income Trust.

(iv) The current management agreement for Pioneer High Income Trust provides for the advisory fee to be based on average weekly managed assets.

EXHIBIT B
                             AMENDED AND RESTATED
                             MANAGEMENT AGREEMENT

      This AMENDED AND RESTATED MANAGEMENT AGREEMENT ("Agreement") is made this __ day of ____________, 2009, by and between [name of trust] (the "Trust"), a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

      WHEREAS, the Trust is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

      WHEREAS, the Trust wishes to retain the Manager to provide investment advisory and management services to the Trust with respect to the series of the Trust designated [name of series] (the "Fund"); and

      WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

      1. The Trust hereby appoints the Manager to act as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. (a) Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions, as each shall be from time to time in effect. The Manager shall determine from time to time what securities and other investments (including, without limitation, repurchase agreements, swap agreements, options, futures and other instruments) will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and what portion will be held uninvested in cash, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust's Declaration of Trust and By-Laws (collectively, the "Governing Documents") and the 1940 Act, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Except as described herein, the Manager shall seek overall the best execution available in the selection of brokers or dealers and the placing of orders for the Fund. In assessing the best execution available for any transaction, the Manager may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis). In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Manager or its affiliates exercise investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust or the Fund to perform such functions. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Manager believes are appropriate or desirable in performing its duties under this Agreement.

      (b) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by
Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      3. Subject to the Board's approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Manager determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Trust agrees that the Manager shall not be accountable to the Trust or the Fund or the Fund's shareholders for any loss or other liability relating to specific investments selected by any such subadviser.

      4. The Trust shall at all times keep the Manager fully informed with regard to the securities and other investments owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of its affairs. The Trust shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request. The Manager shall supply the Board and officers of the Trust with such information and reports reasonably required by them and reasonably available to the Manager.

      5. (a) Unless maintained by another party on the Fund's behalf, the Manager shall maintain the books and records with respect to the Fund's securities and other transactions and keep the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

         (b) The Manager shall furnish, at its expense, all necessary services, facilities, equipment and personnel for performing the Manager's services under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Trust's or the Fund's ordinary and extraordinary expenses, and the Trust or the Fund shall pay the Trust's or the Fund's ordinary and extraordinary expenses. The Manager may agree to provide to the Fund services other than the services that are provided under this Agreement, on such terms as the Manager and the Trust may agree from time to time, and nothing herein shall preclude payment by the Trust or the Fund of compensation to the Manager for any such services rendered pursuant to a written agreement or agreements approved by the Board.

      6. From time to time, the Manager shall authorize and permit certain of its directors, officers and employees, who may be elected as Board members or officers of the Trust, to serve in the capacities in which they are elected. The Manager will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated persons of the Manager and all officers of the Trust as such, except as the Board may decide.

      7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate equal to [___%] of the Fund's average daily managed assets. "Managed assets" means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. The liquidation preference on any preferred shares is not a liability. If this Agreement is terminated as of any date not the last day of a month, the fee payable by the Fund shall be paid as promptly as possible after such date of termination and shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in the month.

      8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this paragraph 8, the term "Manager" shall include any affiliates of the Manager performing services for the Trust or the Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

      9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities or other investments consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities or other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager's policies and procedures as presented to the Board from time to time.

      10. For the purposes of this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, and references to the "1940 Act" shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the "Commission") thereunder and interpretive guidance with respect to the 1940 Act by the Commission or its staff.

      11. This Agreement will become effective on the date first above written, provided that it shall have been approved by the Trust's Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until December 31, 2009. Thereafter, if not terminated, this Agreement shall continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      12. This Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days' nor less than 30 days' written notice to the Manager, or by the Manager upon not less than 60 days' written notice to the Trust, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment.

      13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust's Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

      14. The Trust agrees that in the event that none of the Manager or any of its affiliates acts as an investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

      15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund's outstanding voting securities.

      16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

      17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

      18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      19. This Agreement amends and restates in its entirety the [management agreement].

                          [signature page to follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

                                 [NAME OF TRUST]



                                 By: ______________________________________
                                 Name:
                                 Title:


                                 PIONEER INVESTMENT MANAGEMENT, INC.



                                 By: ______________________________________
                                 Name:
                                 Title:

EXHIBIT C

OTHER FUNDS ADVISED BY PIONEER

The following table lists certain information regarding funds for which Pioneer provides investment advisory services, other than the funds.

---------------------------------------------------------------------------
Fund                      Net Assets as of         Management Fee (as a
                          12/31/08                 percentage of average
                                                   daily net assets)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Pioneer Bond Fund         843,447,429.81           0.50% up to $1
                                                   billion; 0.45% of the
                                                   next $1 billion; and
                                                   0.40% on assets over
                                                   $2 billion*
---------------------------------------------------------------------------
Pioneer High Income       40,022,611.75            0.50% up to $500
Municipal Fund                                     million, 0.475% on the
                                                   next $500 million and
                                                   0.450% on assets over
                                                   $1 billion*
---------------------------------------------------------------------------
Pioneer AMT-Free          392,271,086.08           0.50% up to $250
Municipal Fund                                     million, 0.45% of the
                                                   next $500 million and
                                                   0.40% on assets over
                                                   $750 million*
---------------------------------------------------------------------------
Pioneer Global High       1,031,208,873.40         0.70% up to $500
Yield Fund                                         million, 0.65% of the
                                                   next $500 million,
                                                   0.60% of the next $500
                                                   million, 0.55% of the
                                                   next $500 million, and
                                                   0.45% on assets over
                                                   $2 billion*
---------------------------------------------------------------------------
Pioneer High Yield Fund   1,890,038,330.31         0.70% up to $500
                                                   million, 0.65% of the
                                                   next $500 million,
                                                   0.60% of the next $4
                                                   billion, 0.55% of the
                                                   next $1 billion, 0.50%
                                                   of the next $1
                                                   billion, 0.45% of the
                                                   next $1 billion, 0.40%
                                                   of the next $1
                                                   billion, 0.35% of the
                                                   next $1 billion and
                                                   0.30% on assets over
                                                   $10 billion*
---------------------------------------------------------------------------
Pioneer Tax Free Income   392,593,755.06           0.50% up to $250
Fund                                               million, 0.45% of the
                                                   next $500 million and
                                                   0.40% on assets over
                                                   $750 million*
---------------------------------------------------------------------------
Pioneer Floating Rate     26,000,500.41            0.60% up to $500
Fund                                               million and 0.55% on
                                                   assets over $500
                                                   million*
---------------------------------------------------------------------------
---------------------------------------------------------------------------

*Pioneer separately has contractually agreed to limit the fund's total expenses.


----------

[LOGO]PIONEER
      Investments(R)       PIONEER FLOATING RATE TRUST                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date


                              --------------------------------------------------
                              Signature of joint owner, if any            Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.   To elect two Class III trustees of Pioneer Floating Rate Trust, as named in       FOR    WITHHOLD   FOR ALL
     the attached proxy statement, to serve on the Board of Trustees until their       ALL    ALL        EXCEPT
     successors have been duly elected and qualified. The nominees for trustees
     are:                                                                              [  ]   [  ]       [  ]

     01. Mary K. Bush     02. Thomas J. Perna

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

------------------------------
SCANNER BAR CODE
COMMON
TAG ID:  12345678
CUSIP:
------------------------------

[LOGO]PIONEER
      Investments(R)       PIONEER FLOATING RATE TRUST                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date

                              --------------------------------------------------
                              Signature of joint owner, if any            Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.   To elect three Class III trustees of Pioneer Floating Rate Trust, as named        FOR    WITHHOLD   FOR ALL
     in the attached proxy statement, to serve on the Board of Trustees until          ALL    ALL        EXCEPT
     their successors have been duly elected and qualified. The nominees for
     trustees are:                                                                     [  ]   [  ]       [  ]

     01. Mary K. Bush 02. Thomas J. Perna 03. Marguerite A. Piret

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


------------------------------
SCANNER BAR CODE
PREFERRED
------------------------------

[LOGO]PIONEER
      Investments(R)        PIONEER HIGH INCOME TRUST                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable] Date

                              --------------------------------------------------
                              Signature of joint owner, if any      Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.  To elect two Class I trustees of Pioneer High Income Trust, as named in the        FOR    WITHHOLD   FOR ALL
    attached proxy statement, to serve on the Board of Trustees until their            ALL    ALL        EXCEPT
    successors have been duly elected and qualified. The nominees for trustees
    are:                                                                               [  ]   [  ]       [  ]

    01. Mary K. Bush    02. Thomas J. Perna

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR
    ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2. To approve an Amended and Restated Management Agreement with Pioneer                FOR    AGAINST    ABSTAIN
Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

------------------------------
SCANNER BAR CODE        COMMON

TAG ID:  12345678
CUSIP: 72369H106
------------------------------

[LOGO]PIONEER
      Investments(R)        PIONEER HIGH INCOME TRUST                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date

                              --------------------------------------------------
                              Signature of joint owner, if any            Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.   To elect three Class I trustees of Pioneer High Income Trust, as named in         FOR    WITHHOLD   FOR ALL
     the attached proxy statement, to serve on the Board of Trustees until their       ALL    ALL        EXCEPT
     successors have been duly elected and qualified. The nominees for trustees
     are:                                                                              [  ]   [  ]       [  ]

     01. Mary K. Bush    02. Thomas J. Perna    03. Marguerite A. Piret

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


------------------------------
SCANNER BAR CODE
PREFERRED
------------------------------

[LOGO]PIONEER
      Investmnets(R)    PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable] Date

                              --------------------------------------------------
                              Signature of joint owner, if any      Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.   To elect two Class III trustees of Pioneer Municipal High Income Advantage        FOR    WITHHOLD   FOR ALL
     Trust, as named in the attached proxy statement, to serve on the Board of         ALL    ALL        EXCEPT
     Trustees until their successors have been duly elected and qualified. The
     nominees for trustees are:                                                        [  ]   [  ]       [  ]

     01. Mary K. Bush    02. Thomas J. Perna

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

------------------------------
SCANNER BAR CODE
COMMON
TAG ID:  12345678
CUSIP:
------------------------------

[LOGO]PIONEER
      Investmnets(R)    PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date

                              --------------------------------------------------
                              Signature of joint owner, if any            Date

--------------------------------------------------------------------------------

                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:

1.   To elect three Class III trustees of Pioneer Municipal High Income                FOR    WITHHOLD   FOR ALL
     Advantage Trust, as named in the attached proxy statement, to serve on the        ALL    ALL        EXCEPT
     Board of Trustees until their successors have been duly elected and
     qualified. The nominees for trustees are:                                         [  ]   [  ]       [  ]

     01. Mary K. Bush    02. Thomas J. Perna    03. Marguerite A. Piret

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [  ]   [  ]       [  ]
------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.


------------------------------
SCANNER BAR CODE
PREFERRED
------------------------------

[LOGO]PIONEER
      Investments(R)

                       PIONEER MUNICIPAL HIGH INCOME TRUST                 PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date


                              --------------------------------------------------
                              Signature of joint owner, if any            Date



--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [x]

1.  To elect two Class III trustees of Pioneer Municipal High Income Trust, as
    named in the attached proxy statement, to serve on the Board of Trustees           FOR    WITHHOLD   FOR ALL
    until their successors have been duly elected and qualified. The nominees          ALL      ALL      EXCEPT
    for trustees are:

    01.  Mary K. Bush      02.  Thomas J. Perna                                        [ ]      [ ]        [ ]

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR
    ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [ ]      [ ]        [ ]

     ----------------------------------------------------------------------


                 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
                       DATE AND RETURN YOUR PROXY TODAY.
---------------------------------------
SCANNER BAR CODE
COMMON
TAG ID:  12345678
CUSIP:
---------------------------------------

[LOGO}PIONEER
      Investments(R)

                       PIONEER MUNICIPAL HIGH INCOME TRUST                 PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John
F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                              Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                              --------------------------------------------------
                              Signature(s) [Title(s) if applicable]       Date


                              --------------------------------------------------
                              Signature of joint owner, if any            Date



--------------------------------------------------------------------------------
                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: [x]

1.  To elect three Class III trustees of Pioneer Municipal High Income Trust, as
    named in the attached proxy statement, to serve on the Board of Trustees           FOR    WITHHOLD   FOR ALL
    until their successors have been duly elected and qualified. The nominees          ALL      ALL      EXCEPT
    for trustees are:

    01.  Mary K. Bush      02.  Thomas J. Perna      03.  Marguerite A. Piret          [ ]      [ ]        [ ]

    To withhold authority to vote "FOR" any individual nominee, mark the "FOR
    ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer              FOR    AGAINST    ABSTAIN
     Investment Management, Inc.
                                                                                       [ ]      [ ]        [ ]

     ----------------------------------------------------------------------


                 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
                       DATE AND RETURN YOUR PROXY TODAY.


---------------------------------------
SCANNER BAR CODE
PREFERRED
---------------------------------------

[LOGO] PIONEER
       Investments(R)


                      PIONEER DIVERSIFIED HIGH INCOME TRUST                PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 22, 2009

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 22, 2009, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.




                     Note: In signing, please write name(s)
                     exactly as they appear on this proxy.
                     When signing as attorney, executor,
                     administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                     ___________________________________________________________
                     Signature(s) [Title(s) if applicable]                  Date



                     ___________________________________________________________
                     Signature of joint owner, if any                       Date


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                                  ^ FOLD HERE ^

                          YOUR VOTE IS VERY IMPORTANT.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER DIVERSIFIED HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: []

1.   To elect three Class II trustees of Pioneer Diversified High Income Trust,
     as named in the attached proxy statement, to serve on the Board of Trustees             FOR   WITHHOLD   FOR ALL
     until their successors have been duly elected and qualified. The nominees               ALL   ALL        EXCEPT
     for trustees are:

     01.  Mary K. Bush      02.  Thomas J. Perna      03.  Marguerite A. Piret               [ ]     [ ]       [ ]

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

2.   To approve an Amended and Restated Management Agreement with Pioneer                    FOR   AGAINST    ABSTAIN
     Investment Management, Inc.
--------------------------------------------------------------------------------             [ ]   [ ]        [ ]


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.